UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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Invesco QQQ TrustSM, Series 1
 (Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invesco QQQ TrustSM, Series 1

3500 Lacey Road, Suite 700
Downers Grove, Illinois 60515

[ ], 2025
Dear Shareholder:
We are writing to you to seek your help in modernizing the structure of Invesco QQQ TrustSM, Series 1 (the “Trust” or “QQQ”) in order to help optimize its operations and reduce its overall expense ratio.   You are receiving this letter because you were a beneficial owner of shares of the Trust as of [August 15], 2025 (the “Record Date”).
As more fully discussed below, we, at Invesco, believe that the time has come to modernize and optimize the way that QQQ operates, changing it from a structure known as a unit investment trust (“UIT”) to the form of investment company employed by the vast majority of exchange traded funds (“ETFs”).  Importantly, though, QQQ will continue to be an ETF and the transition will be seamless (and tax-free) for you.  There will be one significant change, though, upon completion of this effort - QQQ’s expense ratio will decrease.  As a part of modernization of QQQ, and based on information as-of the Trust’s most recent fiscal year end, the Trust’s total expense ratio will decrease from a maximum of 20 basis points per year (i.e., 0.20% of QQQ’s average annual net assets) to 18 bp per year (0.18%), which represents an estimated cost savings to the Trust and its shareholders of more than $70 million based on QQQ’s assets as of July 1, 2025.
QQQ is one of the earliest ETFs brought to market. When QQQ was created in 1999, it was structured to be classified as a UIT, which is a type of investment company under investment company laws and regulations. QQQ is operated pursuant to laws and rules pertaining to UITs under the Investment Company Act of 1940, as amended, as well as pursuant to an exemptive order from the Securities and Exchange Commission.  At the time, UITs were the principal structure used for the creation of ETFs.  Since that time, however, almost every ETF on the market has been organized to operate as a different type of investment company generally referred to as an “Open-End Fund” ETF.
As we discuss more fully in the enclosed proxy statement, ETFs that operate as Open-End Funds have certain features that differentiate them from UIT ETFs that we at Invesco believe ultimately make the Open-End Fund structure a better ETF vehicle for shareholders.  Open-End Fund ETFs are managed by an external investment adviser that can utilize certain tools in managing passive ETFs, such as flexible (or “custom”) redemption baskets, while UITs are operated pursuant to complex written rules that are rigid in application (and do not allow for flexible redemption baskets).  Second, ETFs operated as Open-End Funds currently enjoy greater regulatory certainty.  Most current rules that are designed to protect shareholders and generally improve the investment experience that apply to ETFs are written with Open-End Fund structures in mind and are not applicable or required for UITs (even UIT ETFs).  Invesco believes that this provides an inherent value for shareholders.  In light of these benefits, we believe that the time has come to try to convert QQQ from a UIT ETF to an Open-End Fund ETF.  In doing so, we believe shareholders will have the opportunity to take advantage of genuine benefits flowing from the conversion.
Importantly, these changes will not change the key attributes of investing in QQQ: the Trust will continue to operate as an ETF and will continue to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index.  Performance history, the process of buying/selling of shares (daily trading) and investment exposures and risks will be the same.  Also, the conversion will not be a taxable event, so the transition for you, as a shareholder, will be seamless.
In order to implement the proposed changes, we will need your approval of three separate proposals which will be considered at a special meeting of the Shareholders of the Trust scheduled to be held on [October 24], 2025, at [11:00 a.m.], Central Time, at the offices of the Trust’s sponsor, Invesco Capital Management LLC (the “Sponsor”), 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 (the “Meeting”).

These three proposals are:
1.
Approve amendments to the Trust’s Trust Indenture and Agreement and Standard Terms and Conditions of Trust that are intended to change the Trust’s classification under the Investment Company Act of 1940, as amended, from a UIT to an Open-End Fund (i.e., an open-end management investment company).

2.	Approve the election of nine (9) trustees to serve on a newly established Board of Trustees of the Trust.
3.	Approve an investment advisory agreement between the Trust and Invesco.
Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
Attendance at the Meeting will be limited to beneficial owners of the Trust (i.e., Shareholders of the Trust) as of the Record Date. Photographic identification will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Trust. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.
Voting is quick and easy. Everything you need is enclosed. You may vote by: (i) attending the Meeting in person, (ii) signing, dating and mailing your proxy card in the enclosed postage-paid return envelope, (iii) calling the toll-free telephone number listed on your proxy card, or (iv) visiting the Internet website listed on your proxy card and following the instructions provided on the website. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, [Sodali Fund Services], may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person.
Your vote is important to us. Thank you for your response and for your investment.
Sincerely,
Brian Hartigan Chief Executive Officer Invesco Capital Management LLC

Invesco QQQ TrustSM, Series 1
3500 Lacey Road, Suite 700
Downers Grove, Illinois 60515

NOTICE OF SPECIAL MEETING OF BENEFICIAL OWNERS

NOTICE IS HEREBY GIVEN that a special meeting of the beneficial owners of the shares of Invesco QQQ TrustSM, Series 1 (the “Trust”) will be held on [October 24], 2025 at [11:00 a.m.], Central Time, at the offices of the Trust’s sponsor, Invesco Capital Management LLC, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 (the “Meeting”). At the Meeting, beneficial owners of the Trust (“Shareholders”) will be asked to consider the following proposals (collectively, the “Proposals”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:
Proposal 1:
To approve amendments to the Trust’s Trust Indenture and Agreement and Standard Terms and Conditions of Trust (the “Governing Instruments”) that are intended to change the Trust’s classification under the Investment Company Act of 1940, as amended, from a unit investment trust to an open-end management investment company.

Proposal 2:
To approve the election of nine (9) trustees to serve on the Board of Trustees of the Trust following the amendment of the Governing Instruments (Proposal 1) replacing the existing Trustee (a bank) with a slate of individual trustees.

Proposal 3:	To approve an investment advisory agreement between the Trust and Invesco Capital Management, LLC (“Invesco” or the “Sponsor”).
Invesco, the Sponsor of the Trust, believes that that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal.
The Proposals are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposals.
The person(s) named as proxies will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Meeting, the chair of the Meeting may adjourn the Meeting to a designated time and place to permit further solicitation of proxies, in accordance with applicable law and the Governing Instruments of the Trust.  Even if quorum is present at the Meeting, the chair of the Meeting may adjourn the Meeting.
Shareholders at the close of business on [August 15, 2025] (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were [] shares outstanding and entitled to vote at the Meeting.
Each beneficial owner is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please notify us by calling [1-800-952-3502] if you plan to attend the Meeting.  Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet. If you have any questions about the foregoing information, you may call [1-866-769-1290].
Your vote is important to us. Thank you for taking the time to consider the Proposals.

Brian Hartigan
Chief Executive Officer Invesco Capital Management LLC [ , 2025]

PROXY STATEMENT

For

Invesco QQQ TrustSM, Series 1

3500 Lacey Road, Suite 700
Downers Grove, Illinois 60515

Dated [__]

PROXY STATEMENT
FOR THE SPECIAL MEETING OF BENEFICIAL OWNERS
TO BE HELD ON [OCTOBER 24], 2025

INTRODUCTION
This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by Invesco Capital Management, LLC, the Sponsor of Invesco QQQ TrustSM, Series 1 (the “Trust”) to be voted at a special meeting of beneficial owners of the Trust to be held on [October 24], 2025 at [11:00 a.m.], Central Time, at the offices of the Trust, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, and at any adjournments or postponements thereof (the “Meeting”).
This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting of Beneficial Owners. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, you may call [1-866-769-1290] for assistance.  This Proxy Statement, the Notice of Special Meeting of Beneficial Owners and related proxy card(s) were first mailed to beneficial owners of the Trust beginning on or about [___].
Important Notice Regarding the Availability of Proxy Materials for the Meeting
This Proxy Statement and a copy of the proxy card (together, the “Proxy Materials”) are available at https://[___].  The Proxy Materials will be available on this website through the day of the Meeting.
Notice Regarding the Trust’s Most Recent Shareholder Report
Copies of the Trust’s most recent annual report, including financial statements, have previously been mailed to beneficial owners. If you have not received such report or would like to receive an additional copy, without charge, a request should be directed to [the Sponsor by calling 1-800-983-0903]. These materials and other information about the Trust are also available at www.invesco.com/ETFs.
Householding
Householding is an option available to certain investors of the Trust. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Trust is available through certain broker-dealers. If you currently are enrolled in householding, the Trust may mail only one copy of this Proxy Statement to you, unless the Trust has received contrary instructions. The consolidation of these mailings benefits the Trust through reduced mailing expenses. If a Shareholder wants to receive multiple copies of these materials, the Shareholder should contact their broker-dealer.

Proposals
The Meeting is being called to ask beneficial owners to consider the following proposals (collectively, the “Proposals”), which are described more fully below:

Proposal 1:
To approve amendments to the Trust’s Trust Indenture and Agreement and Standard Terms and Conditions of Trust (together, the “Governing Instruments”) that are designed to change the Trust’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from a unit investment trust (“UIT”) to an open-end management investment company.

Proposal 2:
To approve the election of nine (9) trustees to serve on the Board of Trustees of the Trust following the amendment of the Governing Instruments (Proposal 1) replacing the existing Trustee (a bank) with a slate of individual trustees.

Proposal 3:	To approve an investment advisory agreement between the Trust and Invesco Capital Management, LLC (“Invesco” or the “Sponsor”).
Voting at the Meeting
Beneficial owners of the Trust (“Shareholders”) on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, if any, with respect to each Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposals are described below.
Please notify us by calling [1-800-952-3502] if you plan to attend the Meeting. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.
The Trust does not know of any business other than the Proposals that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.
INVESCO BELIEVES THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Below is a brief overview of the proposals. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

PROPOSAL 1: APPROVE AMENDMENTS TO THE TRUST’S GOVERNING INSTRUMENTS
WHAT IS BEING REQUESTED OF ME?
Shareholders of the Trust are being asked to approve amendments to the Trust’s Governing Instruments, which will have the effect of converting the Trust’s classification under the 1940 Act from a UIT to an open-end management investment company, which is sometimes referred to as an “open-end” fund. The change in the Trust’s 1940 Act classification from a UIT to an “open-end” fund will not materially change the Trust’s day-to-day operation from a shareholder perspective. In other words, the Trust will continue to operate as an exchange-traded fund (an “ETF”) and will continue to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index, its underlying index (the “Index”).
WHAT WILL BE THE IMPACT TO THE TRUST IF SHAREHOLDERS APPROVE THE AMENDMENTS?
As explained more fully below, the amendments to the Governing Instruments and resulting conversion of the Trust from a UIT to an open-end fund will provide the Trust with certain operational benefits afforded to open-end funds that are not currently available to UITs. In particular, as an open-end fund, the Trust will have greater operational flexibility, greater regulatory certainty, the ability to engage in securities lending (subject to approval and oversight of the board of trustees) and will experience financial benefits in the form of a lower expense ratio.
It is not anticipated that the amendments and consequent conversion to an open-end fund will result in any disruption to the Trust’s operations. The conversion to an open-end fund also will not result in any changes to the Trust’s investment objective. As noted above, the Trust will continue to operate as an ETF and will continue to seek to track the investment results, before fees and expenses, of the Index.
WILL THESE AMENDMENTS AND/OR THE OTHER PROPOSALS CREATE A TAXABLE EVENT FOR ME?
No. The modification of the operations of the Trust to change its classification under the 1940 Act from a UIT to an open-end fund will not be a tax realization event for the Shareholders or the Trust itself.
PROPOSAL 2: APPROVE THE ELECTION OF TRUSTEES
WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?
An open-end fund is governed by a board of trustees, which has oversight responsibility for the management of a fund’s business affairs. The board of trustees establishes procedures, and it oversees and reviews the performance of the investment adviser, the distributor, and others who perform services for the fund. Shareholders will be asked to approve the election of a board of trustees for the Trust contingent upon the approval of Proposals 1 and 3, the former of which will allow the Governing Instruments to be amended to (among other things) replace the existing Trustee (a bank) with a slate of individual trustees.
WHO ARE THE TRUSTEE NOMINEES, AND HOW WERE THEY SELECTED FOR ELECTION?
Shareholders are being asked to approve the election of 9 trustees (the “Trustee Nominees”) to the board of the Trust following the amendment of the Governing Instruments replacing the existing Trustee (a bank) with a slate of individual trustees. Each of the Trustee Nominees standing for election are presently members of the boards of trustees (collectively, the “ETF Board”) of six other ETF trusts advised by Invesco: Invesco Exchange-Traded Fund Trust (“Trust I”), Invesco Exchange-Traded Fund Trust II (“Trust II”), Invesco India Exchange-Traded Fund Trust (“India Trust”), Invesco Actively Managed Exchange-Traded Fund Trust (“Active Trust”), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (“Commodity Trust”) and Invesco Exchange-Traded Self-Indexed Fund Trust (“Self-Index Trust,” and collectively with Trust I, Trust II, India Trust, Active Trust and Commodity Trust, the “Invesco ETF Trusts” and each, an “Invesco ETF Trust”).

Invesco considered the qualifications of the prospective board members and recommends that the Shareholders of the Trust approve the election of the Trustee Nominees to serve on the Trust’s board following the amendment of the Governing Instruments replacing the existing Trustee (a bank) with a slate of individual trustees. Biographical information on each of the Trustee Nominees is provided in this Proxy Statement under Proposal 2.
WHAT WILL HAPPEN TO THE EXISTING TRUSTEE?
As a UIT, the Trust does not currently have a board of trustees.  Instead, it has a bank trustee that ensures that the Trust is operated in accordance with the terms of the Governing Instruments and, in addition to customary trustee duties, essentially acts as custodian, administrator and transfer agent for the Trust.  Upon a successful conversion, Bank of New York Mellon, the Trust’s current trustee (“BNY”), will cease to serve as trustee, but instead will serve as the Trust’s custodian, administrator, and transfer agent in the same capacity that it does for the other Invesco ETF Trusts.
PROPOSAL 3: APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH INVESCO CAPITAL MANAGEMENT LLC
WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THIS AGREEMENT?
An open-end fund is managed pursuant to an investment advisory agreement with an investment adviser that is registered with the SEC. Such advisory agreement is subject to approval by fund shareholders. If Shareholders approve Proposal 1 to amend the Trust’s Governing Instruments, resulting in the conversion of the Trust to an open-end fund, the Trust will need to be managed by an adviser pursuant to such an investment advisory agreement. Consequently, Invesco is proposing to serve as the Trust’s investment adviser pursuant to an investment advisory agreement between Invesco and the Trust (the “Advisory Agreement”). Under the Advisory Agreement, if approved, Invesco will provide a continuous investment program for the Trust, subject to the supervision and direction of the Trust’s board of trustees. Invesco currently serves as investment adviser to the Invesco ETF Trusts. Additional information about Invesco, including its capability as an investment adviser, is provided in this Proxy Statement under Proposal 3.
HOW WILL THE ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER?
It is not anticipated that the approval of the Advisory Agreement will result in any disruption to the Trust’s operations, including the shareholder experience in buying/selling QQQ shares. The Trust’s investment objective will not change if the Advisory Agreement is approved. Invesco currently serves as Sponsor to the Trust and BNY, the Trust’s Trustee, has delegated to Invesco trading authority (including for rebalancing the Trust’s portfolio), valuation obligations, and the calculation of the Trust’s net asset value, which Invesco will continue to do after the conversion.  Invesco, serving as an investment adviser, would manage the Trust’s portfolio of securities in pursuit of the Trust’s investment objective in exchange for compensation paid by the Trust.
Importantly, it is anticipated that the proposed fee structure charged by Invesco under the Advisory Agreement will result in overall lower fees and expenses than the Trust’s current fee structure.  Information regarding the proposed Advisory Agreement and fees is provided in this Proxy Statement under Proposal 3.
HOW DOES INVESCO RECOMMEND THAT SHAREHOLDERS VOTE?
Because Invesco believes that the Proposals are in the best interests of the Trust and its shareholders, Invesco recommends that Shareholders vote “FOR” all three Proposals.
WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?
If Shareholders do not approve the changes outlined in Proposal 1, the currently effective Governing Instruments will remain unchanged, and the Trust will continue to operate as a UIT with its current fee structure and expense ratio.

Proposal 2 and Proposal 3 are contingent upon Shareholders approving the changes outlined in Proposal 1. Accordingly, if Shareholders do not approve Proposal 1, then both Proposal 2 and Proposal 3 will be void, regardless of votes received in favor of such Proposals. Furthermore, none of the Proposals will be implemented unless all three Proposals are approved by Shareholders.  If Shareholders approve the changes outlined in Proposal 1, and either of Proposal 2 or Proposal 3 receives an unfavorable vote, the changes set forth in Proposal 1 will not take effect.
HOW WILL THE PROPOSALS POTENTIALLY BENEFIT INVESCO AND/OR THE TRUSTEE AND WILL THE PROPOSALS CREATE ANY NEW RISKS FOR QQQ?
If the Proposals are approved, Invesco will, and the Trustee may, gain certain enhanced benefits, establishing potential conflicts for QQQ, as described below.  Invesco believes that despite the benefits that will flow to Invesco (or the Trustee), as well as accompanying risks, the Proposals are nonetheless in the best interest of the Trust and its Shareholders.
Benefits to Invesco and Risks Associated with the Advisory Agreement
If the Proposals are approved, the Trust’s fees and expenses will move from a non-unitary approach (where all expenses of the Trust are paid separately) to that of a unitary fee paid to Invesco, as adviser to the Trust (out of which the Adviser pays substantially all of the ordinary expenses of the Trust, including Custodian, Administrative and Transfer Agency fees to BNY, as more fully described below).  This is a significant change in the expense structure of the Trust and one that will benefit Invesco in the form of revenue and potential profits (neither of which are available to Invesco serving as Sponsor to the Trust with the Trust operating as a UIT).  Moreover, whereas currently, Invesco may be reimbursed from the Trust for certain Marketing Expenses (as defined later in this proxy statement) (up to an expense cap), under the Advisory Agreement any marketing of the Trust would be paid out of Invesco’s unitary fee, inherently lowering Invesco’s revenue (and potential profits).  Accordingly, although Invesco anticipates that it will continue to market the Trust to potential shareholders to the extent it believes appropriate and beneficial to both the Trust (in the form of increasing the Trust’s scale) and Invesco (in the form of increasing the assets of the Trust on which Invesco will earn a fee), Invesco will nonetheless have an embedded disincentive to do so, particularly in comparison to the Trust’s current state.  Accordingly, it is likely that the overall extent of the marketing of the Trust (and potential benefits of such marketing to existing shareholders) will decrease significantly.  However, Invesco believes that at the Trust’s current size and scale, any potential negative impacts associated with less marketing of the Trust will be more than offset by the benefits realized by Shareholders through the lower expense ratio (0.18% as compared to 0.20%).
Benefits to Invesco and the Trustee, As Well As Risks and Potential Conflicts, Associated with Securities Lending
If the Proposals are approved, Invesco and BNY (if appointed Custodian, Administrator and Transfer Agent by the new Trust Board) may also enjoy certain benefits related to securities lending (if QQQ engages therein).  Under its current UIT structure, QQQ is prohibited from engaging in securities lending, but as an Open-End Fund, such prohibition would cease to apply.  Although securities lending, and the ability of the Trust to earn income therefrom, are one of the benefits of pursuing the Proposals, it nonetheless represents potential financial benefits for Invesco and BNY (if appointed Custodian, Administrator and Transfer Agent by the new Trust Board), since it will compensate Invesco above the amount of the unitary fee and BNY above the compensation it receives from Invesco out of Invesco’s unitary fee. Pursuant to the securities lending program currently utilized by other Invesco ETFs (which are under the purview of a similarly structured board of trustees that Invesco is proposing for QQQ), both Invesco Advisers, Inc. (an affiliate of the Sponsor) and BNY serve as securities lending agent.  In providing such services to the Invesco ETFs, both Invesco and BNY are compensated in the form of fees or a revenue split with the applicable Invesco ETF(s).  If the board of trustees of QQQ (once established) were to approve QQQ utilizing the securities lending program in existence for the other Invesco ETFs, Invesco and BNY will be similarly compensated (in accordance with the Custodian, Administration and Transfer Agent Agreements described below).

Although Invesco believes that it has appropriate policies and controls in place to mitigate any risks associated with securities lending, such risks nonetheless exist.  Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, QQQ could experience delays and costs in recovering securities loaned or gaining access to the collateral. If QQQ is not able to recover the securities loaned, QQQ may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a QQQ if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).
Benefits to Invesco and Risks Associated with Utilizing Invesco’s Affiliated Broker for Portfolio Transactions
Currently, the Trustee has delegated trading authority for the Trust to Invesco pursuant to the terms of a delegation agreement.  Under this delegation, Invesco (including affiliates) is responsible for, among other things, directing securities transactions to brokers or dealers for execution on behalf of the Trust.  In accordance with the terms of the delegation agreement (and the existing Governing Instruments), Invesco is required to direct the Trust’s securities transactions only to brokers or dealers, which may include an affiliate of the Trustee (but not affiliates of Invesco), from which Invesco expects to receive the best execution of orders.
If the Proposals are approved, Invesco will still have a duty to seek “best execution,” but it will be allowed to receive compensation (in the form of brokerage commissions) to the extent it directs the Trust’s securities transactions to brokers or dealers that are affiliated with Invesco, which is currently not allowed under the UIT structure.  Such compensation may create a conflict of interest between the duty to seek best execution, on the one hand, and the ability to generate fees, on the other.  To mitigate this risk, Invesco has established a commission schedule under the oversight of the board of trustees for the Invesco ETFs to ensure that Invesco discharges its best execution duties when placing transactions with an affiliate.
Potential Risks of Changing QQQ’s Governance and Oversight Model
Currently, the Trustee conducts the operation of QQQ in strict adherence to the rigid provisions of the Governing Documents.  Further, the Trustee provides general oversight of QQQ’s activities to ensure compliance with applicable laws, regulations and trustee duties.  If the Proposals are approved, QQQ’s governance model will change from having an institutional Trustee (a bank) to being overseen by a board of individual trustees in accordance with the 1940 Act.  Although Invesco believes that a board of trustees that complies with the 1940 Act (including provisions relating to board independence and review of investment advisory agreements), along with the provisions of investment advisory services by an investment adviser that is subject to the requirements, duties and responsibilities of the Investment Advisers Act of 1940, as amended, is a comprehensive and robust governance framework that operates in the best interest of investment company shareholders, the transition of QQQ’s governance model would nonetheless represent a movement away from a governance model providing limited discretion on the part of an institutional Trustee to a governance model that permits discretionary actions to be taken by the board of trustees in accordance with the terms of the governing instruments and the board of trustee’s informed business judgment.  Such shift may introduce new governance and oversight risks that are not presently experienced by the Trust and its Shareholders, and could allow the Trust to take actions it is not presently able to do.
DESPITE THE CLEAR FINANCIAL AND “FALL-OUT” BENEFITS TO INVESCO AS A RESULT OF SHAREHOLDERS APPROVING THE PROPOSALS, INVESCO NONETHELESS BELIEVES THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?
If you would like more information or have any questions regarding the Proposals, please contact the 24-hour Automated Investor Line at [ ] or visit [ ].
PROCEDURES TO VOTE
How do I provide my vote?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” each Proposal, as recommended by Invesco, and in accordance with the judgment of your proxy on other matters.
Proxies marked “WITHHOLD” (with respect to Proposal 1) or “ABSTAIN” will not be voted “FOR” a Proposal but will be counted for purposes of determining whether a quorum is present, and therefore will have the same effect as a vote “AGAINST” the Proposal. An unfavorable vote on Proposal 1 will result in the failure of Proposal 2 and Proposal 3. An unfavorable vote on either of Proposal 2 or Proposal 3 will not affect the Trust’s ability to implement Proposal 1, should it receive a favorable vote.  However, the Trustee and the Sponsor do not intend to implement Proposal 1 unless all three Proposals (Proposal 1, Proposal 2 and Proposal 3) are approved. There is no cumulative voting with respect to the election of trustees or any other matter.
Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting.
What is the deadline to submit my proxy by mail, telephone or the internet?
If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Sponsor before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card or record your voting instructions by telephone or via the internet today.
How do I vote by telephone or the internet?
You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Proxy Statement.
May I revoke my vote?
If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:
• You may send in a subsequent proxy with a later date.
• You may deliver a written notice to the Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.
• You may call the telephone number or visit the website that appears on your proxy card.
• You may provide written notice of the death or incapacity of the maker of the proxy to the Trust.
• You may vote at the Meeting by following the instructions herein and on your proxy card.
ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING
Will any other matters be voted on at the Meeting?
Invesco is not aware of any matters to be presented at the Meeting other than the Proposals discussed in this Proxy Statement. If any other matters are properly presented, the persons named as proxies for shareholders submitting their vote on the Proposals via proxy card shall vote proxies in accordance with their best judgment.
What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote 50% of the issued and outstanding shares of the Trust on the Record Date are present at the Meeting in person or by proxy. Abstentions and broker non-votes (if any) will count as shares present at the Meeting for purposes of establishing a quorum.
What is a “broker non-vote”?
Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the Shareholders or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Because the Proposals may be considered non-routine, it is expected that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers, and therefore there are unlikely to be any broker non-votes at the Meeting.
Could there be an adjournment of the Meeting?
In the event that the necessary quorum is not present at the Meeting, the chair of the Meeting may adjourn the Meeting to a designated time and place to permit further solicitation of proxies, in accordance with applicable law. Even if a quorum is present at the Meeting, the chair of the Meeting may adjourn the Meeting.  A meeting may be adjourned from time to time without further notice to shareholders.  If, however, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be sent to each shareholder of record as of the new record date entitled to notice of the meeting.
What is the vote necessary to approve the Proposals?
Due to differing controlling documents, laws and regulations (as applicable), each Proposal has a different voting standard that is necessary for approval. Approval of Proposal 1 requires the approval of at least 51% of the Trust’s outstanding shares. Approval of Proposal 2 requires the affirmative vote of a plurality of votes cast. Approval for Proposal 3 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Trust.
Abstentions and broker non-votes (if any) are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” Proposal 2 and Proposal 3 because approval of these Proposals requires the affirmative vote of a percentage of the Trust’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.
An unfavorable vote on either of Proposal 2 or Proposal 3 will not affect the Trust’s ability to implement Proposal 1, should it receive a favorable vote.  However, the Proposal 1 shall not be implemented unless all three Proposals (Proposal 1, Proposal 2 and Proposal 3) are approved.
How will proxies be solicited and who will pay?
The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Trust. The Trust will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the Shareholders of the shares of the Trust. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of Invesco or its affiliates and by dealers or their representatives. The Trust has also retained [Sodali Fund Services (“SFS”)] to assist in any additional proxy solicitation. The estimated cost of solicitation by [SFS] and other proxy related costs is approximately $[___]. These costs are estimates only and are subject to change.

Under the agreement with [SFS], [SFS] will be paid telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, and obtaining shareholders’ telephone numbers, and expenses incurred for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that [SFS] shall be indemnified against certain liabilities and expenses, including liabilities that could arise under the federal securities laws.

PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE TRUST INDENTURE AND AGREEMENT AND STANDARD TERMS AND CONDITIONS OF TRUST
Summary of the Proposal
At the Meeting, Shareholders of the shares of the Trust will be asked to approve amendments to the Trust’s Governing Instruments that, when implemented, would permit the Trust to change its classification under the 1940 Act from a UIT to an open-end management investment company.
Background of the Proposal: Existing Structure and Proposed Conversion
The Trust is organized under the laws of the state of New York pursuant to a Trust Indenture and Agreement, dated March 4, 1999, and as subsequently amended (“Trust Indenture”), and is further governed by Standard Terms and Conditions of Trust, effective March 4, 1999, and as subsequently amended (“Standard Terms and Conditions,” and together with the Trust Indenture, previously defined herein as “Governing Instruments”). The Trust is registered as an investment company under the 1940 Act. Because the Trust is organized under the Trust Indenture and has no board of directors, it is classified as a UIT under the 1940 Act. The Governing Instruments set forth the specific terms of the operation and administration of the Trust, including with respect to Trust investments, transactions in shares of the Trust, and responsibilities of the Trust’s sponsor and trustee. The Trust also operates pursuant to exemptive relief granted by the SEC (the “Exemptive Order”).
At the time the Trust was organized, the UIT structure was the principal type of investment company used to form ETFs. However, over time, new ETFs have uniformly migrated to being organized under the 1940 Act as open-end management companies (“Open-End Funds”). Unlike UITs, which are operated strictly in accordance with the terms of their governing instruments, Open-End Funds, including those that operate as ETFs, possess greater operational flexibility under their governing documents.
While Invesco believes that the Trust’s structure as a UIT remains operationally feasible, Invesco believes that operating the Trust in a manner that will change its classification from a UIT into an Open-End Fund is appropriate, and in the best interest of Shareholders, particularly given the Trust’s significant growth since it was organized, and that the resulting operation of the Trust will benefit the Trust’s Shareholders.  In particular, Invesco believes that by converting the Trust from a UIT to an Open-end Fund will allow the Trust to enjoy (1) greater operational flexibility and (2) greater regulatory certainty.
Because the Governing Instruments currently require that the Trust be operated in a manner that results in it being classified as a UIT, the Governing Instruments themselves must be amended to permit the Trust to be operated and classified as an Open‑End Fund. Therefore, if Shareholders approve Proposal 1, the Governing Instruments will be amended to modify the principal aspects of the Governing Instruments that result in it being classified as a UIT, and instead establish an operating structure for the Trust that is substantially similar to those of ETFs organized as Open-End Funds. The proposed amended Governing Instruments will be substantially similar in nature to the governing documents of the Invesco ETF Trusts, except for certain provisions of the Governing Instruments related to the securities that can be acquired by the Trust (and related provisions) which will remain unchanged. The proposed form of amended Governing Instruments for the Trust are attached hereto as Appendix A. If Proposal 1 is approved and implemented, the Trust also will adopt by-laws that govern activities of the Trust’s board of trustees, the Trust’s shareholders, and other such matters typical for open-end funds, including any required policies and procedures related to its operations and compliance. Such additional changes do not require approval by the Trust’s shareholders, and therefore are not included in this Proxy Statement.
The proposed amendments to the Governing Instruments will cause the replacement of BNY as Trustee and appoint a slate of individuals, as successor trustees, to constitute the Board of Trustees. BNY will be appointed by the new Board of Trustees to provide the custodial, administrative and transfer agency services to the Trust that it currently provides as trustee, pursuant to written agreements to be entered into with the Trust.  In this regard, BNY will provide services to the Trust that are substantially similar to those that it provides to the other Invesco ETF Trusts.  Invesco believes that such changes will not result in any material reduction in overall operation and servicing of the Trust and are in the best interest of Shareholders.

Because a UIT is defined in the 1940 Act as an investment company that, among other things, does not have a board of directors or trustees, these amendments to the Governing Instruments, if approved and implemented, will have the effect of automatically converting the Trust’s classification under the 1940 Act from a UIT to an Open-End Fund.  In other words, if Proposal 1 is approved and a board of trustees is seated, as described in Proposal 2, the Trust will automatically become an Open-End Fund.
The Trust will not recognize a taxable gain or loss as a consequence of these changes, nor will the shareholders of Trust recognize a taxable gain or loss as a result of continuing to hold their shares during and after the reclassification.
As an Open-End Fund that does not propose to be internally managed, the Trust also will be required under the 1940 Act to be advised by a registered investment adviser pursuant to an investment advisory agreement. Invesco, the Trust’s Sponsor, is a registered investment adviser that currently serves as the adviser to more than 200 open-end funds registered under the 1940 Act and that operate as ETFs. These ETFs make up the Invesco ETF Trusts. Consequently, Invesco proposes to serve as the investment adviser to the Trust, subject to approval by Trust shareholders, as described more fully under Proposal 3.
Proposal 1 will not be implemented unless both Proposal 2 and Proposal 3 are also approved by Shareholders.
Benefits of an Open-End Fund Structure
Invesco believes that changing the classification of the Trust under the 1940 Act to an open-end fund will benefit the Trust’s shareholders. In particular, were the Trust to operate as an open-end fund, it would enjoy, relative to its current UIT structure: 1) greater operational flexibility; and 2) greater regulatory certainty. Invesco also anticipates that an open-end fund structure will result in significant financial benefits to the Trust’s shareholders.
Greater Operational Flexibility
As a UIT, the Trust operates strictly as permitted by its Governing Instruments, as well as the Exemptive Order. Invesco believes that an open-end fund structure will expand the Trust’s flexibility beyond what is currently permitted by its Governing Instruments in a manner that will benefit Trust shareholders. For example, under the Governing Instruments, the Trust, in seeking to track the performance of the Index, may only do so by transacting in baskets of securities that are components of the Index, with such securities in approximately the same weightings as they are represented in the Index. Under the Governing Instruments, the Trustee has no discretion to cause the Trust to invest outside of this approach, except in limited circumstances to comply with certain Internal Revenue Code requirements for tax treatment as a regulated investment company.
In contrast, an open-end fund operating as an ETF has greater flexibility when seeking to track an underlying index. For example, such an ETF may, under certain circumstances, sell its shares in return of a basket of securities (an in-kind transaction) that is not a full replication of the Trust’s current holdings (referred to as flexible, or “custom” baskets). This flexibility can be beneficial to a fund if, for example, the underlying index has a very large number of securities, or if certain securities in an underlying index are difficult to acquire.
Greater Regulatory Certainty
As discussed above, at the time of the Trust’s organization, the UIT structure was the principal type of investment company used to form ETFs. However, over time, new ETFs have increasingly, and in recent years, uniformly, been organized as Open-End Funds. As the SEC continues to promulgate rules that impact Open-End Funds and the investment management industry as a whole, ETFs organized as UITs have largely been excluded from their applicability, given the small number of UIT ETFs in operation and the demonstrated lack of industry interest to launch new ETFs formed as UITs. These important regulatory developments, however, are intended to protect and benefit investors. Converting to an Open-End Fund will allow the Trust to take advantage of the same protections and benefits available to the majority of the ETF industry.

For example, the SEC recently adopted rules requiring Open-End Funds to transmit tailored shareholder reports to shareholders. These reports are intended to be a concise and visually engaging way to highlight key information to shareholders about their investments in a fund. However, the SEC specifically excluded ETFs organized as UITs from the scope of these rules; therefore, such ETFs, including the Trust, do not use the tailored shareholder report form.
Further, ETFs organized as UITs are required to transmit only an annual shareholder report covering the full fiscal year, whereas open-end funds must also transmit a semi-annual report covering a fiscal half-year. Additionally, prospective shareholders and existing shareholders contemplating additional investment in UIT ETFs may only receive and consult full-length prospectuses, whereas open-end funds additionally offer tailored, summary prospectuses. Invesco believes that converting the Trust to an open-end fund, thereby subjecting it to requirements to provide additional opportunities to learn about the Trust and its investments, will be a benefit to Shareholders.
Significant Financial Benefits
The Open-End Fund structure also provides for additional potential financial and performance benefits.  As discussed above, the Trust’s activities are strictly governed by its Governing Instruments, the terms of which are more restrictive than what is permitted for Open-End Funds. For example, the Trust is unable to engage in securities lending, which can be a significant source of additional revenue for Open-End Funds that engage in such lending, and can help to offset the effects of tracking error. Further, the Trust is presently required by its Governing Instruments to hold all income it receives in uninvested cash until ultimately distributed to Shareholders.  This requirement creates “cash drag” and potential tracking error, which can detract from Trust performance when compared to an Open-End Fund that is permitted to reinvest cash dividends prior to distributions. Finally, the Trust’s fee structure currently is capped at a particular level and is comprised of various operating expense items; open-end funds, particularly ETFs with unitary fee structures, benefit from “all-in” fee structures, where the fund pays a management fee to its adviser and the adviser then pays for substantially all other operating expenses of the fund. Moreover, being subject to provisions of the 1940 Act that apply to Open-End Funds would make the advisory fee subject to annual review by the Trust’s board of trustees, during which the trustees would be required to make a finding that the fee being charged remains reasonable and appropriate.
Invesco believes that converting the Trust to an Open-End Fund will give the Trust flexibility to engage in activities and practices common in the ETF industry, such as securities lending and reinvestment of dividends pending distributions, each of which can generate positive performance outcomes for Shareholders. Additionally, as further described in Proposal 3, Invesco proposes to serve as the Trust’s investment adviser. In connection with that proposal, Invesco proposes to charge the Trust a unitary management fee, resulting in an expense ratio that is lower than the current expense ratio charged to the Trust. This change to the Trust’s fee structure would result in significant cost savings for the Trust and its Shareholders.
If Proposal 1 is approved, Shareholders of the Trust will lose the right to approve future amendments to the Governing Instruments, with the exception of (1) any amendment to certain provisions of the Governing Instruments related to the securities that can be acquired by the Trust (which will continue to require 100% shareholder approval); and (2) amendments to change provisions of the Governing Instruments related to the appointment and removal of trustees (which will require a vote of two-thirds (2/3) of Shareholders).  These changes will provide the future board of trustees with additional flexibility, while reducing the cost to the Trust of engaging in future proxy solicitations, but Shareholders should be aware that their ability to vote on most future amendments to the Governing Instruments will be greatly reduced in the future if Proposal 1 is approved.
The table below summarizes these and other important differences between QQQ as presently organized as a UIT and QQQ if it were organized using an Open-End Fund structure.  In addition, Appendix I to this proxy statement contains a table that compares key provisions of the existing Governing Instruments to equivalent provisions of the proposed amended Governing Instruments.

FEATURE	CURRENT: QQQ AS A UIT	PROPOSED: QQQ AS AN OPEN-END FUND
Operations	Restricted to the express terms set forth in Governing Instruments, which can be extremely limited (for example, with the objective only of replicating the Index)
Must abide by governing instruments, but governing instruments typically do not impose such stringent restrictions upon the activities of the fund, permitting for more operational flexibility subject to board oversight

FEATURE	CURRENT: QQQ AS A UIT	PROPOSED: QQQ AS AN OPEN-END FUND
	Relies on terms of Exemptive Order to operate, which can limit flexibility of operations	Does not rely on exemptive order to operate and can operate to the full extent permitted by the 1940 Act and rules thereunder
Expense Review	The fees and expenses of the Trust are not subject to a mandated periodic review under Section 15(c) of the 1940 Act	A board of trustees, a majority of which must be independent of the fund and the investment adviser, are required to conduct a periodic review of the investment management fee charged to the fund
Investment Adviser
Does not have an investment adviser; Trustee typically carries out portfolio responsibilities in strict accordance with the requirements of the Governing Instruments

The Trustee has delegated trading authority to Invesco as Sponsor

Has an investment adviser that is overseen by the board of trustees and serves pursuant to an investment advisory agreement with the trust; investment adviser enjoys greater flexibility in managing the fund’s portfolio

The investment advisory agreement is subject to annual review and approval by the board of trustees after its initial first year term, where the board evaluates, among other things, the nature and quality of the services provided by the investment adviser and the fees charged under the investment advisory agreement

Reinvestment of Income Received
Income received by the fund cannot be reinvested in additional securities and is held until distributions are made to shareholders, which can create cash drag on the portfolio, negatively impacting performance and exacerbating tracking error
Income received by the fund can be reinvested in additional securities pending distributions to shareholders in an attempt to improve returns
Securities Lending	Cannot participate in securities lending
Can participate in securities lending, which can be a source of additional income to the fund and reduction the fund’s tracking error.  Securities lending can also provide significant income to the securities lending agents, which if securities lending is implemented would

FEATURE	CURRENT: QQQ AS A UIT	PROPOSED: QQQ AS AN OPEN-END FUND
include Invesco, BNY or their affiliated service providers (see above for a discussion of related risks and conflicts).
Proxy Voting
The Trustee is required to vote portfolio securities in the same proportion as all shares of each security are voted by all of the shareholders of the security (mirror voting) to the extent permissible, but if not permissible, shall abstain from voting

The Trustee has no discretion when voting securities

Portfolio securities are voted in accordance with proxy voting guidelines of the fund and/or the investment adviser that are designed to ensure voting decisions favor proposals and practices that, in the investment adviser’s view, promote long-term shareholder value while minimizing conflicts of interest

Shareholder Rights
The Governing Instruments allow for shareholder votes only in instances in which the amendment of the Governing Instruments could adversely affect Shareholders or in instances in which a change to the Governing Instruments would permit the acquisition of securities other than securities of companies in the Index

Shareholders have the right to vote for trustees, certain matters for which the 1940 Act provides for a shareholder vote (including approval of new investment advisory agreements or material amendments to the investment advisory agreements and implementation of 12b-1 plans) or any other matter permitted by the board of trustees

For the foregoing reasons, Invesco believes that amending the Governing Instruments of the Trust to convert the Trust from a UIT to an open-end fund will benefit the Trust and the Trust’s Shareholders.
Required Vote
The presence at the Meeting, in person or by proxy, of 50% of the outstanding shares of the Trust entitled to vote shall be sufficient to constitute a quorum for the Trust. Shareholders of at least 51% of the outstanding shares of the Trust must consent to (i.e., approve) the amendments to the Governing Instruments.
If Shareholders do not approve Proposal 1, the Governing Instruments as currently in effect will remain in force, and the Trust will continue to operate as a UIT. Because Proposals 2 and 3 are contingent upon the approval of Proposal 1, Proposals 2 and 3 will be void if Shareholders do not approve the changes in Proposal 1, regardless of the number of votes received in favor of those Proposals.
INVESCO BELIEVES THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PROPOSAL 2: TO APPROVE THE ELECTION OF NINE (9) TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST
Summary of the Proposal
This Proposal will only be pursued if the requisite percentage of Shareholders of the Trust approve the changes set forth in Proposal 1.
At the Meeting, Shareholders of the Trust will be asked to approve the election of the following nine nominees to serve as trustees on the board of the Trust following the amendment of the Governing Instruments and replacing the existing Trustee (a bank having a required minimum amount of capital) with a slate of individual trustees. The nominees are: Mr. Ronn R. Bagge, Mr. Todd J. Barre, Mr. Brian Hartigan, Ms. Victoria J. Herget, Mr. Marc M. Kole, Mr. Yung Bong Lim, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson (collectively, the “Trustee Nominees” and each, a “Trustee Nominee”).  The nine Trustee Nominees currently serve as trustees of, and represent the entirety of the boards of trustees of, the funds in the Invesco ETF Trusts (previously defined as the “ETF Board”).
Except for Mr. Hartigan, each Trustee Nominee, if elected, would not be considered an “interested person” of the Trust, as such term is defined in the 1940 Act (an “Independent Trustee”). Should a Trustee Nominee be elected to the board of the Trust, it is expected that such Trustee Nominee, other than Mr. Hartigan, would qualify as an Independent Trustee.  If elected, Mr. Hartigan would be considered an “interested person” of the Trust (the “Interested Trustee”) because of his affiliation with Invesco, where he is Managing Director and Chief Executive Officer. Invesco currently serves as the Trust’s Sponsor and is proposed to serve as the Trust’s investment adviser.
Background About the Proposal
As discussed above, the Trust currently is classified as a UIT and, accordingly, is not overseen by a board of trustees. Instead, the Trust’s activities are carried out by the Sponsor and the Trustee strictly in accordance with the terms of the Trust’s Governing Instruments.
If Shareholders approve the changes described in Proposal 1, the Trust’s Governing Instruments will be amended to among other things, allow for the election of a board of trustees, which when implemented, will have the effect of converting the Trust’s classification under the 1940 Act from a UIT to an open-end fund. Under the 1940 Act and rules thereunder, Open-End Funds are required to be governed by a board of trustees. The 1940 Act further requires that board members be elected by shareholders of a fund at a meeting called for that purpose.
In order for the Trust to be re-classified from a UIT to an open-end fund, it must be overseen by a board of trustees. Invesco proposes that the Trustee Nominees, who currently comprise the ETF Board, also serve as trustees of the Trust.
If Proposal 1 is approved, the Trust will no longer have the benefit of having an institutional trustee (which is a well-capitalized bank operating under the laws applicable to such an institution) with significant experience overseeing similar UITs, and would instead have individual successor trustees who will serve on the Trust’s Board of Trustees.  The Trustee would no longer be ultimately responsible for operations of the Trust (including the buying and selling of portfolio securities and ensuring the Trust’s operations comported with the requirements of the Governing Instruments). Instead, the operations of the Trust would be divided between Invesco (assuming the approval of Proposal 3) serving as investment adviser, and the Trustee (if appointed Custodian, Administrator and Transfer Agent by the new Trust Board), all subject to the new Trust Board’s oversight.
Information about the Trustee Nominees
The persons named as proxies in the form of proxy that accompanies this Proxy Statement intend to vote at the Meeting FOR the election of each Trustee Nominee set forth below (unless directed not to vote).  All Trustee Nominees have indicated that they will serve on the board, and the Sponsor has no reason to believe that any of them will be unavailable to serve as trustees. If the Trustee Nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees proposed by the Sponsor. Under the Trust’s Governing Instruments, as they are proposed to be amended pursuant to Proposal 1, a trustee would serve an indefinite term, until the next shareholder election or until his or her successor is elected and qualified, or until his or her death, resignation, retirement or removal.
Independent Trustee Nominees
The eight Independent Trustee nominees, their term of office and length of time served on the ETF Board, their principal business occupations during the past five years, the number of portfolios overseen by the Independent Trustee nominees and other directorships, if any, held by the Independent Trustee nominees are shown below. The “Fund Complex” represents the Invesco ETF Trusts and includes all open-end management investment companies (including all of their portfolios) advised by Invesco and any affiliated person of Invesco that are overseen by the ETF Board.

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Ronn R. Bagge-1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee; and Trustee
Vice Chair since 2018

Chair of the Nominating and Governance Committee and Trustee
Since 2003 (Trust I)
Since 2007 (Trust II)
Since 2008 (India Trust, Active Trust)
Since 2014 (Commodity Trust)
Since 2016 (Self-Index Trust)

			Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider) (1988-2001).	[219]	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)
Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.
				[219]	None.

Victoria J. Herget-1951 c/o Invesco Capital	Trustee	Since 2019 (all Invesco ETF Trusts)	Formerly, Managing Director (1993-2001),	[219]	Trustee Emerita (2017-Present),

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515			Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).
Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Chikaming Open Lands (2014-2023); Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee
(1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole-1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee Since 2008 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)
Formerly, Managing Director of Finance (2020- 2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller,
				[219]	Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-present), Treasurer (2018-2021) and Audit Committee Member (2015), Thornapple Evangelical

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Trustee Since 2006 (Trust I) Since 2007 (Trust II) Since 2008 (India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)
Priority Health (health insurance) (2005- 2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).
Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim-1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee
Chair of the Investment Oversight Committee
Since 2014 (Trust I, Trust II, India Trust, Active Trust, Commodity Trust)
Since 2016 (Self-Index Trust)

Trustee
Since 2013 (Trust I, Trust II, India Trust, Active Trust)
Since 2014 (Commodity Trust)
Since 2016 (Self-Index Trust)
			Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	[219]	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

Joanne Pace-1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019 (all Invesco ETF Trusts)
Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing
[219]
Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-2024); Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Advisory

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years

Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.

Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013 (Trust I, Trust II, India Trust, Active Trust) Since 2014 (Commodity Trust) Since 2016 (Self-Index Trust)
Formerly, Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-2024); Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson
[219]
Board and Finance Committee Member, (2010-Present), Finance Committee Chair (2024-Present),
West Michigan Youth For Christ; formerly, Board Member and Treasurer, Our Daily
Bread Ministries Canada (2015-2024).

Name, Year of Birth and Address of Independent Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Independent Trustee Nominee	Other Directorships Held by Independent Trustee Nominee During at Least the Past 5 Years
Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chair of the Board and Trustee
Chair
Since 2012 (Trust I, Trust II, India Trust, Active Trust)
Since 2014 (Commodity Trust)
Since 2016
(Self-Index Trust)

Trustee
Since 2006 (Trust I)
Since 2007
(Trust II)
Since 2008 (India Trust, Active Trust)
Since 2014 (Commodity Trust)
Since 2016
(Self-Index Trust)

Formerly, Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-2024); Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank-Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).
				[219]	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*
This is the date the Independent Trustee began serving each of the Invesco ETF Trusts. Each Independent Trustee serves an indefinite term on the ETF Board, until his or her successor is elected and qualified.

Interested Trustee Nominee
Mr. Hartigan is an Interested Trustee of the Invesco ETF Trusts, and if elected as a trustee of the Trust, would be considered an Interested Trustee by virtue of his position as an officer of Invesco, the investment adviser to the Invesco ETF Trusts and proposed investment adviser to the Trust.  Information about Mr. Hartigan, including his term of office and length of time served on the ETF Board, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by Mr. Hartigan and the other directorships, if any, held by Mr. Hartigan, is shown below.

Name, Year of Birth and Address of Interested Trustee Nominee	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee Nominee	Other Directorships Held by Interested Trustee During at Least the Past 5 Years
Brian Hartigan-1978 Invesco Capital Management LLC 3500 Lacey Road Suite700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2024; President and Principal Executive Officer since 2023
President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023 - Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023 - Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023 - Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020 - Present); Manager and President, Invesco Investment Advisers LLC (2020 - Present) and Manager, Invesco Indexing LLC
(2023 - Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020 - 2023); Global Head of ETF Investments (2017 - 2020); Head of Investments-PowerShares (2015 - 2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010 - 2015).
				[219]	None.

*	The Interested Trustee serves an indefinite term on the ETF Board, until his successor is elected.

Officers
The ETF Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established.  Under the terms of the revised Governance Instruments, the board of trustees of the Trust (once elected) will have the ability by majority action to appoint and remove such officers as they consider appropriate, including, without limitation, a president and a secretary, and will have the authority to delegate certain Trustee authority to those persons subject to the governance and oversight of the board of trustees. The authority of such officers would be consistent with other ETFs organized in trust form. It is anticipated that the Trustee Nominees, if elected to serve as the Trust’s board of trustees, will appoint the following officers to serve in similar capacities for the Trust. Information about such executive officers of the Invesco ETF Trusts, their term of office and length of time served and their principal business occupations during the past five years is also shown below.

Name, Year of Birth and Address of Executive Officer	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adrien Deberghes - 1967 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020
Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer (2020-Present), Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; Director, Invesco Trust Company (2023-Present); formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018
Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel - 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020
Assistant General Counsel (2024-Present) and Secretary (2020- Present), Invesco Capital Management LLC; Secretary, Invesco Specialized Products LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Manager, Invesco Investment Advisers LLC (2024-Present); formerly, Assistant Secretary, Invesco Investment Advisers LLC (2020-2024); Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded

Name, Year of Birth and Address of Executive Officer	Position(s) Held with Invesco ETF Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020); Head of Legal - ETFs, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-2024).

Peter Hubbard - 1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009
Vice President, Invesco Specialized Products, LLC (2018- Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange- Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann - 1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013
Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013- Present); Vice President, Invesco Capital Markets, Inc. (2018- Present).

Melanie Zimdars - 1976 Invesco Capital Management LLC	Chief Compliance Officer	Since 2017
Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*
This is the date the Officer began serving the Invesco ETF Trusts in his or her current position. Each Officer serves the Invesco ETF Trusts for an indefinite term, until his or her successor is elected. It is contemplated that each Officer would likewise serve the Trust for an indefinite term.

Experience, Qualifications and Attributes
Trustees selected to serve on the ETF Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. The Nominating and Governance Committee of the ETF Board is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the ETF Board.  The following is a brief summary of the information about each Trustee Nominee’s experience, qualifications and attributes, including information that led to the conclusion by the Nominating and Governance Committee of the ETF Board that each should serve as a Trustee on the ETF Board, and supported the conclusion by the Sponsor that each should serve as a trustee on the Board of the Trust.

Independent Trustee Nominees

Ronn R. Bagge.  Mr. Bagge has served as a trustee and Chair of the Nominating and Governance Committee with the Invesco ETF Trusts since 2003 and as Vice Chair with the Invesco ETF Trusts since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge has served as Chair (since 2021) and a member (since 2017) of the Joint Investment Committee of Mission Aviation Fellowship and MAF Foundation, and has served as a member of the Board of Trustees of Mission Aviation Fellowship since 2017. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Sponsor considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Todd. J. Barre. Dr. Barre has served as a trustee with the Invesco ETF Trusts since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Sponsor considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.

Victoria J. Herget. Ms. Herget has served as a trustee with the Invesco ETF Trusts since 2019. She has served as Trustee (2000-2017), Chair (2010-2017) and Trustee Emerita (since 2017) of Newberry Library, and as a member of the Rockefeller Trust Committee since 2002. Previously, she served as Trustee of Chikaming Open Lands (2014-2023), Trustee of Mather LifeWays (2001-2021), as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Sponsor

considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.
Marc M. Kole.  Mr. Kole has served as a trustee with the Invesco ETF Trusts since 2006 and Chair of the Audit Committee with the Invesco ETF Trusts since 2008. Mr. Kole has served as Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-present), Treasurer (2018-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance from 2015 to 2020, of By The Hand Club for Kids. Mr. Kole also was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015; 2017) of NorthPointe Christian Schools. The ETF Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Sponsor considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.
Yung Bong Lim.  Mr. Lim has served as a trustee with the Invesco ETF Trusts since 2013 and Chair of the Investment Oversight Committee with the Invesco ETF Trusts since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Sponsor considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.
Joanne Pace. Ms. Pace has served as a trustee with the Invesco ETF Trusts since 2019. She has served as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-2024), Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021) of Independent Directors Council (IDC), an Advisory Board Director of The Alberleen Group LLC (2012-2021), a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The ETF Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Sponsor considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Gary R. Wicker.  Mr. Wicker has served as a trustee with the Invesco ETF Trusts since 2013. He has served as Board and Finance Committee Member (2010-Present) and as the Finance Committee Chair (2024-Present) of West Michigan Youth for Christ, and he served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries from 2013 to 2024. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-2024). The ETF Board has

determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Sponsor considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.
Donald H. Wilson.  Mr. Wilson has served as a trustee with the Invesco ETF Trusts since 2006 and as the Independent Chair with the Invesco ETF Trusts since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chair, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank (2018-2024). He was also Chair and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chair, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chair of Gracebridge Alliance, Inc. (2015-Present). The ETF Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Sponsor considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.
Interested Trustee Nominee
Brian Hartigan.  Mr. Hartigan has served as a trustee with the Invesco ETF Trusts since 2024. He has served as Managing Director, Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, and Chief Executive Officer and Principal Executive Officer of the Sponsor since 2023. Before that, Mr. Hartigan served as Global Head of ETF Investments of the Sponsor since 2015 and held various other senior level positions with Invesco since 2010. In addition, Mr. Hartigan has served as President and Principal Executive Officer of the Invesco ETF Trusts since 2023. The Sponsor considered Mr. Hartigan’s senior executive positions with Invesco.
Board Leadership Structure
If Shareholders approve the changes proposed in Proposal 1 and approve the election of the Trustee Nominees nominated under this Proposal 2, it is anticipated that the newly constituted board of trustees of the Trust will follow the same leadership structure as the ETF Board, as well as have the same oversight responsibilities with respect to the Trust. Consequently, below is additional information about the current structure of the ETF Board, and thus the proposed structure for the Trust’s board.
The ETF Board currently is composed of the nine Trustee Nominees. The ETF Board is responsible for oversight of the funds that are series of their respective Invesco ETF Trust, including oversight of the duties performed by Invesco, the investment adviser to the Invesco ETF Trusts (for purposes of this section, the “Adviser”), for such funds under the respective investment advisory agreements between the Adviser and each Invesco ETF Trust, on behalf of the funds. The ETF Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. Information on the number of meetings held by the board of each Invesco ETF Trust during such trust’s most recently completed fiscal year is set forth in Appendix B. During the most recently completed fiscal year for each Invesco ETF Trust, each Trustee Nominee attended at least 75% of the meetings of trustees and of any Committee of which he or she is a member.

Mr. Wilson, one of the Independent Trustee Nominees, serves as the chair of the ETF Board (the “Independent Chair”). The Independent Chair of the ETF Board, among other things, chairs the board meetings, participates in the preparation of the board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full board, the Adviser and other service providers with respect to board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the ETF Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of the ETF Board’s standing committees – the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee – also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to their respective Committee. (More information about the ETF Board’s committees is set forth below.) The ETF Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Invesco ETF Trusts overseen by the Trustees, the size of the board and the nature of the funds’ business, as the Interested Trustee and the officers of the Invesco ETF Trusts provide the ETF Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the ETF Board.
As board composition, governance and structure are determined by the board of trustees, the Trustee Nominees (if so elected) may pursue a model that is different from that described above.  However, the Sponsor anticipates that if Shareholders approve the changes proposed in Proposal 1 and approve the election of the Trustee Nominees nominated under this Proposal 2, the newly constituted board of trustees will adopt the same or a substantially similar approach for the Trust and the Trust would be overseen by the newly constituted board in joint board and committee meetings with the other Invesco ETF Trusts.
Risk Oversight
Below is information regarding how the ETF Board conducts risk oversight for the Invesco ETF Trusts, which is anticipated would be similar to how the Trustee Nominees would conduct risk oversight for the Trust if elected by Shareholders.
The funds comprising the Invesco ETF Trusts are subject to a number of risks, including operational, investment and compliance risks. The ETF Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Invesco ETF Trusts’ other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the ETF Board, the Invesco ETF Trusts, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The ETF Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Invesco ETF Trusts’ independent registered public accounting firm, Invesco ETF Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The ETF Board also reviews, and must approve any proposed changes to, the fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the fund’s investment policies and restrictions. The Audit Committee monitors the Invesco ETF Trusts’ accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Invesco ETF Trusts. As part of its compliance oversight, the ETF Board reviews the annual compliance report issued by the Invesco ETF Trusts’ Chief Compliance Officer on the policies and procedures of the Invesco ETF Trusts and their service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
As the process and procedures with respect to risk oversight are determined by the board of trustees, the Trustee Nominees (if so elected) may pursue a model that is different from that described above.  However, the Sponsor anticipates that if Shareholders approve the changes proposed in Proposal 1 and approve the election of the Trustee Nominees nominated under this Proposal 2, the newly constituted board of trustees will adopt the same or a substantially similar approach.
Committees
It is anticipated that, should the Trust’s conversion be approved and a board established for the Trust, such board would have a committee structure similar to that of the ETF Board and that the Trust and the other Invesco ETF Trusts would hold joint meetings addressing the same issues, to the extent relevant. As such, information on the ETF Board’s committee structure is provided below.
The ETF Board currently has three standing committees: the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee. The ETF Board has delegated certain responsibilities to those Committees. Information about each Committee is set forth below, and information on the number of meetings held by each Committee during the most recently completed fiscal year of each Invesco ETF Trust is set forth in Appendix B.

Audit Committee. The Audit Committee consists entirely of Independent Trustees. Messrs. Kole (Chair), Wicker and Wilson and Ms. Pace currently serve as members of the Audit Committee of the ETF Board. The Audit Committee has adopted a written charter.  The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the ETF Board the selection of each Invesco ETF Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Invesco ETF Trust’s internal controls over financial reporting.
Investment Oversight Committee. The Investment Oversight Committee consists entirely of Independent Trustees.  Messrs. Bagge, Barre and Lim (Chair) and Ms. Herget currently serve as members of the Investment Oversight Committee of the ETF Board. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a fund’s underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. The Investment Oversight Committee also oversees the Adviser’s process for fair valuing the fund’s portfolio investments and receives reports from the Adviser regarding the fair valuation of the fund’s portfolio investments in accordance with the Adviser’s valuation procedures, which have been approved by the ETF Board.
Nominating and Governance Committee.  The Nominating and Governance Committee consists entirely of Independent Trustees.  Mr. Bagge (Chair), Dr. Barre, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee of the ETF Board. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for board membership and evaluate candidates for board membership.
As board composition, governance and structure are determined by the board of trustees, the Trustee Nominees (if so elected) may pursue a model that is different from that described above.  However, the Sponsor anticipates that if Shareholders approve the changes proposed in Proposal 1 and approve the election of the Trustee Nominees nominated under this Proposal 2, the newly constituted board of trustees will adopt the same or a substantially similar approach.
Candidate Nomination Process
As noted above, the Nominating and Governance Committee of the ETF Board is responsible for identifying, evaluating and recommending trustee candidates for the ETF Board. The Nominating and Governance Committee has adopted a written charter, which is attached as Appendix C.  Such charter sets forth, among other things, certain criteria that the Nominating and Governance Committee uses to evaluate board candidates for the ETF Board.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the board; however, the Nominating and Governance Committee may consider a number of factors in evaluating board candidates, including whether a candidate exhibits a stature commensurate with the responsibility of representing shareholders, whether a candidate has a willingness to strive for high attendance levels at regular and special meetings and participate in committee activities as needed, and whether a candidate represents the best choice available based upon thorough identification, investigation and recruitment. The Nominating and Governance Committee also will consider a candidate’s background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the ETF Board. Trustees selected to serve on the ETF Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees.
The Nominating and Governance Committee generally believes that a variety of backgrounds, skills and experience benefits the ETF Board, and it seeks candidates that will provide the ETF Board with a broad cross section of backgrounds, functional disciplines and experience. However, the Nominating and Governance Committee has not adopted a formal policy in this regard.

As board composition, governance and structure are determined by the board of trustees, the Trustee Nominees (if so elected) may pursue a model that is different from that described above.  However, the Sponsor anticipates that if Shareholders approve the changes proposed in Proposal 1 and approve the election of the Trustee Nominees nominated under this Proposal 2, the newly constituted board of trustees will adopt the same or a substantially similar approach.
Ownership of Fund Shares
Set forth in Appendix D is information, as of [  ], 2025, regarding the dollar value of shares of the Trust beneficially owned by each Trustee Nominee, as well as the aggregate dollar range of all shares owned by each Trustee Nominee of funds within the Fund Complex, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
As of [  ], 2025, each Trustee Nominee and proposed executive officer, individually, and all Trustee Nominees and proposed executive officers, collectively as a group, owned less than 1% of the outstanding shares of the Trust. To the best of the Trust’s knowledge, as of [  ], 2025, no person owned beneficially more than 5% of the outstanding shares of the Trust, [except as set out in Appendix E.]
Compensation
The Independent Trustees of the ETF Board are paid a complex-wide amount of compensation that is determined by the ETF Board itself. The fees paid to the Independent Trustees of the ETF Board are allocated half pro rata among all the funds in the Invesco ETF Trusts and the other half is allocated among all of the funds in the Invesco ETF Trusts based on average net assets. Information relating to compensation paid to the Trustee Nominees for each Invesco ETF Trust’s most recently completed fiscal year is set forth in Appendix F. Invesco, as investment adviser, pays for all ETF Board compensation allocated to funds that operate under a unitary or “all in” management fee, however much is allocated under the method described above. Because the investment advisory agreement proposed to shareholders (Proposal 3) is similarly structured as a unitary or “all in” management fee, if Shareholders approve Proposals 1, 2 and 3, the Sponsor will pay the fees of the board of trustees of QQQ in the same manner. Interested Trustees of the ETF Board do not receive compensation from the Invesco ETF Trusts for service as a trustee.
If the Shareholders of the Trust approve Proposal 1 and approve the election of the Trustee Nominees under Proposal 2, each independent trustee of the newly seated board of trustees of the Trust is anticipated to receive compensation from the Trust for his or her services as trustee of the Trust, following the same allocation described above for the Invesco ETF Trusts.  Because Proposal 1 and this Proposal 2 will only be implemented if Proposal 3 is also approved, Invesco will pay for any ETF Board compensation allocable to the Trust upon completion of the conversion of the Trust from a UIT to an Open-End Fund out of its unitary fee charged pursuant to the investment advisory agreement discussed in Proposal 3.

Legal Proceedings
There are no material pending legal proceedings to which any Trustee Nominee or affiliated person of such Trustee Nominee is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee Nominee within the past ten years.
Required Vote
The presence at the Meeting, in person or by proxy, of 50% of the outstanding shares of the Trust entitled to vote shall be sufficient to constitute a quorum for the Trust. Trustees are elected by the affirmative vote of a plurality of votes cast at the meeting, either in person or by proxy, and entitled to vote. A plurality vote means that the nominees with the most votes will be elected to the available seats. Since the number of Trustee Nominees is the same as the number of available seats, it is likely that all Trustee Nominees will be elected. In the election of trustees, votes may be cast in favor or withheld; because an affirmative vote of a plurality of votes to approve the election of each Trustee Nominee is required, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 2.

As noted previously, the approval of Proposal 2 is contingent on Shareholders approving the changes set forth in Proposal 1, and will only be implemented if Proposal 3 also is approved by Shareholders.
INVESCO BELIEVES THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

PROPOSAL 3: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND INVESCO CAPITAL MANAGEMENT LLC
Summary of the Proposal
This Proposal will only be pursued if the requisite percentage of Shareholders of the Trust approve the changes set forth in Proposal 1 and also approve Proposal 2.
At the Meeting, Shareholders of the Trust will be asked to approve an investment advisory agreement between the Trust and Invesco (previously defined as the “Advisory Agreement”). In connection with the proposed conversion of the Trust from a UIT to an open-end management company, approval of the Advisory Agreement is necessary to meet the requirements of the 1940 Act applicable to Open-End Funds. If Shareholders approve the Advisory Agreement pursuant to this Proposal and also approve Proposal 2 to elect the Trustee Nominees to serve on the Trust’s board of trustees, the newly seated board also will be required to approve the Advisory Agreement, consistent with its duties to the Trust under the 1940 Act with respect to investment advisory contracts.
Background about the Proposal
As discussed above, the Trust currently is classified as a UIT and, consequently, does not have an investment adviser or an investment advisory agreement. Instead, the Trust’s Governing Instruments govern the operation and oversight of the Trust by the Trustee and Sponsor.  However, unlike UITs, open-end management companies are typically externally managed, and are therefore required to enter into agreements with investment advisers registered under the Investment Advisers Act of 1940, as amended.  In connection with the changes described in Proposal 1 and Proposal 2, it is contemplated that if the Trust converts its classification from a UIT to an open-end management company, Invesco, a registered investment adviser and the current Sponsor of the Trust, would serve as the Trust’s investment adviser pursuant to the Advisory Agreement. As noted above, Invesco currently serves as the investment adviser to the Invesco ETF Trusts.
Invesco believes that converting the Trust to an Open-End Fund that is advised by an investment adviser will be beneficial to, and in the best interest of, the Trust and its Shareholders. The Trust’s investment objective and investment strategy will not change in connection with the conversion to an open-end fund, but Invesco anticipates that the open-end fund structure will provide additional operational flexibility that may allow the Trust to experience improved performance as compared to operating under the UIT structure. Likewise, Invesco believes that if it is approved as the Trust’s investment adviser, it will be able to manage the Trust as effectively under the Advisory Agreement as the Trust is currently operated under its Governing Instruments, and that the Trust will be able to offer a lower overall net expense ratio as an open-end fund as compared to the Trust’s current net expense ratio as a UIT. (It should also be noted that Invesco currently serves as investment adviser to an open-end fund with an investment objective and strategy that is substantially similar to that of the Trust and that this fund has a lower expense ratio than the Trust, as described further below. This fund, Invesco NASDAQ 100 ETF, is a series of one of the Invesco ETF Trusts. In addition, Invesco currently serves as investment sub-adviser to another open-end fund, Invesco NASDAQ 100 Index Fund, which also has an investment objective and strategy that is substantially similar to that of the Trust.)
The following includes a comparison of certain provisions of the Governing Instruments, to which the Trust is currently subject, and the Advisory Agreement, to which the Trust would be subject if this Proposal 3 is approved. This description of the Advisory Agreement is a summary and is qualified in its entirety by reference to the form of the Advisory Agreement attached as Appendix G to this Proxy Statement.  The description of the current Governing Instruments is a summary and is qualified in its entirety by reference to those documents, which are incorporated by reference to this proxy statement.
The Current Governing Instruments

Under the Governing Instruments, the Trust pays various expenses on an unbundled basis. These expenses include the Trustee’s fee for services performed by BNY under the Governing Instruments, fees incurred by the Trustee when acquiring or selling securities included in the Index pursuant to the provisions of the Governing Instruments, reimbursement to the Sponsor for expenses relating to the marketing of the Trust, including the printing and distribution of marketing materials describing shares of the Trust and the Trust (including, but not limited to, associated legal, audit, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing) (“Marketing Expenses”), reimbursement to the Sponsor of amounts it pays to Nasdaq, Inc. (the “Licensor”) in respect of annual licensing fees to use the Index as a basis for determining the composition and weighting of securities held by the Trust (the “Nasdaq License Fee”), fees payable to transfer agents for the provision of transfer agency services, brokerage commissions, and various other expenses discussed further in the Trust’s registration statement. The Trustee’s annual fee ranges from 0.04% to 0.10%, based on the NAV of the Trust, and the Nasdaq License Fee ranges from 0.08% to 0.09%. The Trustee has delegated trading authority to Invesco as Sponsor through the Trust’s agency agreement (the “Agency Agreement”); the Trustee pays the Sponsor for these services under the Agency Agreement from its own assets.
Pursuant to the provisions of the Exemptive Order, the expenses set forth above may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily NAV of the Trust. Invesco, as Sponsor, may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. Until Invesco otherwise determines, Invesco has undertaken that the ordinary operating expenses of the Trust will not exceed 0.20% per year of the daily NAV of the Trust, and the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for expenses incurred by the Trust in excess of such amount.
Gross expenses of the Trust for the year ended September 30, 2024, without regard to the 0.20% cap, were also 0.20% of the NAV of the Trust and, accordingly, no expenses of the Trust were assumed by the Sponsor. The aggregate amount the Trust paid for the Trustee’s fee for the year ended September 30, 2024 was $109,192,942, or 0.04% of the Trust’s average net assets; the Sponsor’s aggregate Marketing Expenses that were reimbursed by the Trust for the same period were $175,298,544, or approximately 0.08% of the Trust’s average net assets. The Nasdaq License Fee for this period was $205,264,687, or 0.08% of the Trust’s average net assets.
Comparison to Unitary Fee Structure under the Advisory Agreement.
Currently, as stated above, in its capacity as Sponsor to the Trust, Invesco is reimbursed by the Trust for Marketing Expenses relating to the marketing of the Trust.  Additionally, Invesco receives payments from the Trust for certain bookkeeping and administrative services in an amount equal to its cost, without profit.  The Trustee also pays, from its own assets, the Sponsor for performing certain duties that the Trustee would otherwise perform, pursuant to a delegation agreement between Trustee and Sponsor. Beyond such payments and reimbursements (none of which generate a profit for Invesco), Invesco is not otherwise compensated in any way by the Trust currently. Conversely, as an investment adviser to the Trust, Invesco would receive compensation from the Trust for its services as an investment adviser. Under the unitary advisory fee structure of the proposed Advisory Agreement, the Trust would compensate Invesco with a unitary management fee at a rate of 0.18% of the annual average net assets of the Trust. Out of this unitary management fee, Invesco, as investment adviser (for purposes of this section, the Sponsor will also be referred to as the “Adviser”) will pay for substantially all expenses of the Trust, including the costs of transfer agency, custody, fund administration, index licensing, marketing, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

The change from a non-unitary approach to Trust expenses (where all expenses of the Trust are paid separately and directly by the Trust) to that of a unitary fee paid to the Adviser (out of which the Adviser pays substantially all of the expenses of the Trust) is a significant change in the expense structure of the Trust and one that will benefit the Adviser in the form of revenue and potential profits (neither of which are available to the Adviser with the Trust operating as a UIT).  Moreover, whereas currently, Invesco may be reimbursed from the Trust for Marketing Expenses (up to an expense cap), under the Advisory Agreement any marketing of the Trust would be paid out of the Advisor’s fee, inherently lowering Invesco’s revenue (and potential profits).  Accordingly, although the Adviser anticipates that it will continue to market the Trust to potential shareholders to the extent it believes appropriate and beneficial to the Trust (in the form of increasing the Trust’s scale), while at the same time acknowledging that any resulting increase in trust assets will result in a commensurate increase in potential fees earned by the Adviser, the

Adviser will nonetheless have an embedded disincentive to do so, particularly in comparison to the Trust’s current state, as any marketing expenses would be paid directly from the unitary fee.  Accordingly, it is likely that the overall extent of the marketing of the Trust (and potential benefits of such marketing to existing shareholders) will decrease significantly. Although the amount of marketing would be entirely at the discretion of Invesco (and therefore could change in the form of an increase or decrease), Invesco currently anticipates a marketing budget for the Trust of $60M-$100M, or approximately 0.02% to 0.03% of annual assets at the current Trust asset level.  Such expenditure would represent a reduction of approximately 0.05% to 0.06% of annual assets spent on marketing of the Trust.  However, Invesco believes that the Trust’s historic levels of marketing expenditures have helped to increase awareness of the Trust in potential investors to the point where continuing to have the size of the Trust’s marketing budget increase pro rata with asset levels is not necessary.  Accordingly, Invesco believes that the expected reduction in marketing expenditures will have limited effect on the current size and scale of the Trust, and potential negative impacts associated with less marketing of the Trust will be offset by the benefits realized by Shareholders through a fixed, unitary fee which will yield a lower expense ratio (0.18% as compared to 0.20%).  As such, despite the clear financial benefits Invesco will realize, Invesco nonetheless believes that the Advisory Agreement and the change in expense structure is in the best interest of the Trust and its shareholders.
The proposed Advisory Agreement between Invesco and the Trust is substantially similar to the investment advisory agreements currently in place between Invesco and the Invesco ETF Trusts for Invesco ETFs that operate with a unitary fee. The principal difference between the proposed Advisory Agreement and the investment advisory agreements currently in place between Invesco and Invesco ETF Trusts is that Invesco must manage the Trust in compliance with certain restrictions contained in the Governing Instruments, including the inability of the Trust to hold equity securities besides those in the Index (e.g., the Trust will not be able to invest cash balances in money market funds (referred to as a “cash sweep” program) the way the Invesco ETF Trusts may).  If the Advisory Agreement had been in effect for the Trust’s most recent fiscal year ended September 30, 2024, the Adviser would have received an aggregate of $[   ] in investment management fees. From these fees, the Adviser would have paid the costs of transfer agency, custody, fund administration, index licensing, marketing, legal, audit and other services.
It is anticipated that the expenses of the Trust under the Advisory Agreement will be lower than the expenses of the Trust under the Governing Instruments. The primary reason for the reduction in annual expenses is the elimination of the marketing expense as a Trust expense, which Invesco believes is appropriate for the reasons set forth in this proxy statement; the amount to be spent on external marketing will be at Invesco’s discretion going forward and at Invesco’s expense as part of its unitary fee. Invesco anticipates that its net compensation from the unitary fee ,after expenses, will be higher than under the current arrangement because under the Advisory agreement, it will be entitled to any profits earned under the terms of the Advisory Agreement.
The following table compares the current annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Trust with the pro forma expense ratios of the Trust under the Advisory Agreement, as well as the expense ratio of the Invesco NASDAQ 100 ETF and the Invesco Nasdaq 100 Index Fund, each of which has a similar investment objective as the Trust. Under the Advisory Agreement, the Trust’s expense ratio is expected to be 3 basis points (0.03% of average net assets) higher than the fees and expenses of the Invesco NASDAQ 100 ETF. Under the Advisory Agreement, the Trust’s expense ratio is expected to be lower than the fees and expenses of the Invesco NASDAQ 100 Index Fund. As of July 1, 2025, the Trust had approximately $352.7 Billion in assets, the Invesco NASDAQ 100 ETF had approximately $52.7 Billion in assets and the Invesco NASDAQ 100 Index Fund had approximately $[__] in assets.

Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Trust Annual Operating Expenses			Invesco NASDAQ 100 ETF Annual Operating Expenses[8]	Invesco NASDAQ 100 Index Fund Annual Operating Expenses[9]
	Invesco QQQ TrustSM, Series 1[1]	Pro Forma, Invesco QQQ TrustSM, Series 1[6]
Management Fee	N/A	0.18%	0.15%	0.15%
Trustee’s Fee	0.04%[2]	0.00%[7]	N/A	N/A
Nasdaq License Fee	0.08%	0.00%[7]	N/A	N/A
Marketing Expenses	0.08%[3]	0.00%[7,11]	N/A	N/A
Estimated Other Operating Expenses	None[4]	None	None	0.33%
Total Annual Trust Operating Expenses	0.20%[5]	0.18%	0.15%	0.48%
Fee Waiver	N/A	N/A	N/A	0.19%[10]
Total Annual Trust Operating Expenses (Net of Waivers)	N/A	N/A	N/A	0.29%
1.
Shareholders purchasing Invesco QQQ Shares in the secondary market may pay additional fees not described herein, such as brokerage commissions and other fees to financial intermediaries, and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

2.
The Trustee’s annual fee ranges from 0.04% to 0.10%, based on the NAV of the Trust, with a minimum fee amount not to fall below $180,000. Ordinary operating expenses of the Trust do not include brokerage commissions incurred on the purchase or sale of securities.

3.
Marketing expenses include direct advertising in print and television media, and the cost of production of such advertising, consultant fees and prospectus printing expenses. Numbers are restated to reflect current fees.

4.	Amount represents less than 0.005%. Numbers are restated to reflect current fees.
5.
Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily net assets of the Trust. Gross expenses of the Trust for the year ended September 30, 2024, without regard to this undertaking, were also 0.20% of the NAV of the Trust and, accordingly, no expenses of the Trust were assumed by the Sponsor. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. See “Expenses of the Trust” in the Trust’s prospectus.

6.
The Pro Forma expenses are meant to reflect the projected annual operating expenses of the Trust operating as an open-end fund under the Advisory Agreement. The Trust’s management fee will be a unitary fee. Out of the unitary management fee, the Adviser will pay for substantially all expenses of the Trust, as described above.

7.	Pursuant to the Advisory Agreement, compensation for Independent members of the Trust’s Board will be paid out of the Adviser’s fee.
8.
These expenses reflect the annual operating expenses of Invesco Nasdaq 100 ETF, which has a similar investment objective as the Trust. Expenses are based on the fund’s expenses in the most recent fiscal year ended August 31, [2024]. The fund’s management fee is a unitary fee, out of which the Adviser pays for substantially all expenses of the fund.

9.
These expenses reflect the annual operating expenses of the R6 share class of Invesco Nasdaq 100 Index Fund, which has a similar investment objective as the Trust. Invesco Nasdaq 100 Index Fund’s investment adviser is Invesco Advisers, Inc. (“IAI”), an affiliate of Invesco, and Invesco serves as the fund’s investment sub-adviser. Expenses are based on the fund’s expenses in the most recent fiscal year ended August 31, [2024].

10.
IAI has contractually agreed to waive management fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (Net of Waivers) of Class R6 shares to 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on December 31, [2025]. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of Invesco Nasdaq 100 Index Fund’s board of trustees.

11.
Should the Trust’s change in classification occur, the Sponsor, as investment adviser, would pay for all marketing expenses from its profits earned from the management fee. It is anticipated that the total amount of expense that Invesco would incur would be less under this arrangement (potentially significantly so) than the amount of Marketing Expenses the Trust reimbursed to the Sponsor during its last fiscal year.

Example of Expenses
This example is intended to help you compare the cost of investing in the Trust under its current structure with the cost of investing in the Trust under the open-end, unitary management fee structure contemplated in this Proposal 3 and with the cost of investing in Invesco NASDAQ 100 ETF and Invesco Nasdaq 100 Index Fund, which are open-end funds advised by Invesco and have a similar investment objective as the Trust. The example assumes that you invest $10,000 in each fund for the time periods indicated and then sell all of your shares at the end of those periods. The example assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations applicable to open-end management companies. Although the Trust is a UIT rather than an open-end fund, this information is represented to permit a comparison of Trust fees under a UIT structure with fees under an open-end fund structure. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only.

Cumulative Expenses Paid for Period of:	1 Year	3 Years	5 Years	10 Years
Invesco QQQ TrustSM, Series 1[1]	$20	$64	$113	$255
Pro Forma, Invesco QQQ TrustSM, Series 1	$18	$58	$101	$230
Invesco NASDAQ 100 ETF	$15	$48	$85	$192
Invesco NASDAQ 100 Index Fund[2]	$30	$135	$250	$585
1.
An investor would pay the following expenses on a $10,000 investment as a result of the operating expense ratio cap of 0.20% set forth in footnote (5) above for the year ended September 30, 2024 being applicable for the first period, and assuming for the remaining periods that estimated gross operating expenses thereafter remain at 0.20% of the NAV of the Trust and a 5% annual return on investment throughout the periods. Pursuant to the Exemptive Order, the Trust may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing the Trust’s Shares and the Trust, reimbursement to the Sponsor for annual licensing fees and federal and state annual registration fees for the issuance of the Trust’s Shares up to 0.20% (20 basis points) of the Trust’s total assets.

2.
An investor would pay the following expenses on a $10,000 investment as a result of the operating expense ratio cap of 0.29% set forth in footnote (9) above for the year ended August 31, 2024 being applicable for the first period, and assuming for the remaining periods that estimated gross operating expenses thereafter remain at 0.48% thereafter, and a 5% annual return on investment throughout the periods.

Other Differences Between the Governing Instruments and the Advisory Agreement
If Shareholders approve the Proposals, BNY will be replaced as Trustee of the Trust, but will provide administrative, accounting, custodial and transfer agency services to the Trust substantially similar to what it does for the Invesco ETF Trusts upon appointment under each of the Custody Agreement, the Fund Accounting and Administration Agreement, and Transfer Agency and Service Agreement to be entered into between the Board of Trustee and BNY. For its services, BNY will be entitled under the terms of the revised Governing Instruments to a fee of 0.035% per year for a least 7 years.  The Adviser will pay this amount out of its unitary management fee.  The Adviser also will assume the Nasdaq License Fee (which is currently borne by the Trust, directly) and Marketing Expenses (the latter of which, as described above, will likely be much less, on a percentage basis, than previous years). Invesco represents that the changes associated with converting to an open-end fund will not result in any decline in the level of services provided to the Trust as compared to the level of services that historically provided to the Trust as a UIT through a combination of BNY (as Trustee), Invesco (as Sponsor), and other services providers (such as legal and audit).
In accordance with the terms of the Governing Instruments and under the terms of the Agency Agreement, Invesco performs the following functions on behalf of the Trust and the Trustee: adjusting the composition of the portfolio; calculating and adjusting, if necessary, the weighting of each security in the portfolio; disposing of or exchanging securities after it has been determined that such securities will be removed from the Index; and directing securities transactions to brokers or dealers, which may include affiliates of the Trustee, but will not include affiliates of Invesco. The Trustee pays Invesco for these services from its own assets. Invesco intends to perform all of these same functions under the Advisory Agreement as part of its unitary fee at least as effectively as under the current Agency Agreement. For the year ended September 30, 2024, the Trust did not pay any affiliated brokerage commissions. However, as noted earlier in the proxy statement, it is anticipated that, as an open-end fund, it may pay brokerage commissions to affiliates of Invesco consistent with any regulatory limitations, including “best execution” considerations, similarly to existing funds in the Invesco ETF Trusts.
Additionally, the Governing Instruments provide a substantially similar level of indemnification of the Trustee and Sponsor as the Advisory Agreement would provide of the Adviser. Both the Advisory Agreement and Trust Agreement will be governed by the law of the State of New York. As permitted by the 1940 Act, the Advisory Agreement will have an initial two-year term and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Trust (such review being referred to herein as the “Section 15 Review”). As part of the annual Section 15 Review, the Board will request, and the Adviser will furnish, information to the Board to support the Board’s evaluation of whether to approve the renewal of the Advisory Agreement. The Governing Instruments of the Trust are not subject to such an annual review or renewal. The Governing Instruments were initially approved on March 4, 1999 and last amended on October 15, 2020. Both the Trust Indenture and Advisory Agreement allow for voluntary termination with 60 days’ notice to the other parties to each agreement.
Benefits of a Unitary Fee Structure
Invesco believes that its ability to serve as an investment adviser to the Trust is in the best interest of the Trust.  In support of that conclusion and recommending the proposal to shareholders, it notes the following:
Advisory Services.  Pursuant to the proposed Advisory Agreement, Invesco will provide or procure investment management services on behalf of the Trust. Invesco is one of the world’s leading independent global investment management firms and offers extensive, high-quality investment capabilities and client-focused shareholder services. Invesco has considerable financial strength and the resources necessary to fulfill its obligations to the Trust under the Advisory Agreement.

Under the proposed Advisory Agreement, Invesco and its affiliates would provide services to the Trust substantially similar in nature, scope and quality to those provided to the other Invesco ETF Trusts managed by Invesco (including ETFs with substantially similar investment strategies and objectives), including day-to-day management of the portfolio, execution and/or oversight of execution of portfolio transactions, and oversight of the Trust’s administrator, custodian and transfer agent.
Fees and Expenses of the Trust.  Under the proposed Advisory Agreement, the fees charged to the Trust are expected to decrease by 2 basis points from current levels (from 0.20% to 0.18% of average annual net assets), which will result in estimated annual cost savings for Shareholders of approximately $70 million per year, based on Trust assets as of July 1, 2025.
The management fee under the proposed Advisory Agreement also is structured as a unitary fee, under which the Adviser would pay all other operating expenses of the Trust, except that the Trust would pay its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses. A unitary management fee will provide a level of certainty in expenses for the Trust, relative to other fee structures where expenses may fluctuate year over year.
Based on information compiled by the Adviser from an independent, third-party data provider on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds, the proposed unitary fee for the Trust under the Advisory Agreement is [lower/higher/the same as] than the median net expense ratios of its peer group.
Adviser Experience. As described above, Invesco also provides investment advisory services to other materially similar investment products as the Trust, including the Invesco NASDAQ 100 ETF and the Invesco NASDAQ Index 100 Fund, demonstrating its significant experience and success managing this particular investment strategy.
For the above reasons, Invesco believes it is in the best interests of the Trust and its Shareholders for the Shareholders to approve the Advisory Agreement.
Board Considerations
As noted above, under the 1940 Act, if an investment company has a board of trustees, the board, including a majority of its independent trustees, must specifically approve the terms of an investment advisory contract prior to the investment company entering into such contract, and must also approve any subsequent renewal thereof. Currently, the Trust does not have a board of trustees and the Trustee Nominees do not serve the Trust in any capacity.  Accordingly, only if and once the Trustee Nominees are elected to the newly constituted board will the Board have any oversight obligations under the 1940 Act.  Accordingly, if each of the Proposals are approved, Invesco anticipates the following sequence of events: (i) outside of normal market trading hours, the Governing Documents will be amended, to (among other things) replace the Trustee with the Board; (ii) the Board will conduct an initial Section 15 Review of the Advisory Agreement prior to Invesco Capital Management performing under the proposed Advisory Agreement (the Board will also attend to several other matters, such as adopting necessary policies and procedures, and entering into service provider contracts (as necessary), as is typical for a Board organizing a trust that will have series operate as Open-End Funds).
Additional Information About Invesco Ltd.
Invesco Ltd., the ultimate parent of Invesco, is a leading independent global investment management company that provides a comprehensive array of investment products for retail, institutional and high-net-worth clients around the world. Operating in [__] countries, Invesco Ltd. had $[__] in assets under management as of [__]. Invesco Ltd. is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco Ltd. is located at 1331 Spring Street, Suite 2500, Atlanta, GA 30309.

Additional Information About Invesco Capital Management LLC
Invesco is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515 and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd.

Invesco Capital Management LLC serves as the investment adviser to the Invesco ETF Trusts, a family of ETFs, with combined assets under management of $[__] billion as of [___], 2025. The name, address and principal occupation of the principal executive officers and directors of Invesco are set forth in in Proposal 2.
Required Vote
The Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Trust. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the affirmative vote of (i) 67% or more of the voting securities of the Trust entitled to vote thereon present at the Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon.
The approval of Proposal 3 is contingent on Shareholders approving the changes set forth in Proposal 1.
INVESCO BELIEVES THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

OTHER INFORMATION
Other Business
The Sponsor and the Trustee do not intend to present any other business at the Meeting, nor are they aware that any beneficial owner intends to do so.
Submission of Shareholder Proposals
Upon its conversion to an Open-End Fund, the Trust will generally not be required to hold annual meetings of Shareholders, and the Trust currently does not intend to hold such shareholder meetings in any year unless certain specified shareholder actions are required to be taken under its Governing Instruments or in accordance with the 1940 Act. Because the Trust does not hold annual shareholder meetings, the anticipated date of the next Shareholder meeting cannot be provided.
Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder desiring to submit a proposal to be presented at any future meeting of Shareholders of the Trust hereafter called may submit such proposal to Invesco at Invesco’s principal offices, to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. However, the timely submission of a proposal by a Shareholder does not guarantee that such proposal will be included in a proxy statement or presented at a Shareholder meeting; whether a Shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.

TRUST SERVICE PROVIDERS
Sponsor
The Sponsor of the Trust is Invesco Capital Management LLC, a Delaware limited liability company with offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515.
Trustee
The Trustee is The Bank of New York Mellon, a corporation organized under the laws of the State of New York with trust powers. The Trustee has an office at 2 Hanson Place, 9th Floor, Brooklyn, NY 11217. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York and the New York State Department of Financial Services.
Distributor
Invesco Distributors, Inc. serves as the Distributor for the Trust. The Distributor is located at 11 Greenway Plaza, Houston, Texas 77046-1173. The Distributor is a registered broker-dealer and a member of FINRA.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP (“PwC”), the Trust’s independent registered public accounting firm, audits the financial statements of the Trust. Representatives of PwC are not expected to be present at the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

The following tables show the aggregate fees that PwC billed the Trust for the last two fiscal years. With respect to the line items in the tables, “Audit fees” are those fees associated with the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. “Audit-related fees” refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Trust’s annual financial statements and are not otherwise included under the “audit fees” category above. “Tax fees” refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning. “All other fees” refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

	September 30, 2024	September 30, 2023
Audit Fees	$[__]	$[__]
Audit-Related Fees	[__]	[__]
Tax Fees(1)	[__]	[__]
All Other Fees	[__]	[__]
Total	[__]	[__]

(1)  Tax fees for the fiscal year ended September 30, 2024 include [__]. Tax fees for the fiscal year ended September 30, 2023 include [__].

Because the Trust does not currently have a board of trustees, it does not have an audit committee nor audit committee pre-approval policies and procedures. However, if Shareholders approve Proposal 1 and shareholders approve for election the trustees to comprise a board of trustees for the Trust following the amendment of the Governing Instruments replacing the existing Trustee (a bank) with a slate of individuals, it is anticipated that the board of trustees will adopt the same structure, including with respect to board committees and related policies and procedures of such committees, as the ETF Board. Accordingly, the ETF Board Audit Committee’s pre-approval policies and procedures are included herein as Appendix H.

INFORMATION INCORPORATED BY REFERENCE

The Trust’s existing Governance Instruments are incorporated by reference to this proxy statement.  Beneficial holders may request copies of these documents, without charge, by calling [            ] or writing [    ], and copies will be sent by first class mail or other equally prompt means within one business day of receipt of such request.

APPENDIX A
FORM OF AMENDED AND RESTATED TRUST INDENTURE AND STANDARD TERMS AND CONDITIONS OF TRUST
INVESCO QQQ TRUST, SERIES 1

AMENDED AND RESTATED TRUST INDENTURE AND AGREEMENT
Dated [●], 2025

Incorporating
Amended and Restated Standard Terms and Conditions of Trust for Invesco QQQ Trust, Series 1
and subsequent and similar series of the Invesco QQQ Trust Dated as of [●], 2025
Between
INVESCO CAPITAL MANAGEMENT LLC
As Sponsor
and
THE BANK OF NEW YORK MELLON
As Trustee

This AMENDED AND RESTATED TRUST INDENTURE AND AGREEMENT dated [●], 2025 (the "Amended and Restated Indenture"), is between Invesco Capital Management LLC, a Delaware limited liability company, as Sponsor (the “Sponsor”), and The Bank of New York Mellon, a New York corporation with trust powers, as Trustee (the “Trustee”), and sets forth certain of its provisions in full and incorporates other of its provisions by reference to a document entitled "Amended and Restated Standard Terms and Conditions of Trust" dated as of [●], 2025, between the parties hereto (hereinafter called the "Amended and Restated Agreement" and, together with the Amended and Restated Indenture, the "Amended and Restated Indenture and Agreement"), such provisions as are set forth in full and such provisions as are incorporated by reference constituting a single instrument.

WITNESSETH:

WHEREAS, the Invesco QQQ Trust, Series 1 was formed as the NASDAQ-100 Trust, Series 1 pursuant to a Trust Indenture and Agreement between NASDAQ-AMEX Investment Product Services, Inc., as sponsor, and THE BANK OF NEW YORK (subsequently known as The Bank of New York Mellon), as trustee, dated March 4, 1999 (“Initial Trust Indenture”) in order to facilitate the creation of series of securities issued under a unit investment trust in accordance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the laws of the State of New York, such series representing undivided interests in a trust fund composed primarily of Securities (as defined in the Amended and Restated Agreement) included from time to time in the Nasdaq-100 Index (R) (the "Index"); and

WHEREAS, the Initial Trust Indenture was amended on March 21, 2007 by Invesco Capital Management LLC (formerly PowerShares Capital Management LLC, replacing NASDAQ-

AMEX Investment Product Services, Inc.), as sponsor, and the Trustee, to change the name of the trust to PowerShares QQQ Trust, Series 1; and

WHEREAS, the Initial Trust Indenture was further amended effective June 4, 2018 to change the name of the trust to Invesco QQQ Trust, Series 1; and

WHEREAS, the Initial Trust Indenture was further amended on October 15, 2020 to change the mandatory termination date; and

WHEREAS, the Initial Trust Indenture, as amended, sets forth certain of its provisions in full and incorporates other of its provisions by reference to the Standard Terms and Conditions of Trust, dated as of March 1, 1999, and effective as of March 4, 1999, as amended on April 17, 2001, February 4, 2004, January 1, 2006, November 16, 2012, August 2, 2017, and January 26, 2018 (the “Initial Standard Terms” and, together with the Initial Trust Indenture, as amended, the “Initial Indenture and Agreement”); and

WHEREAS, the Section 10.01(a) of the Initial Standard Terms allows for the Initial Indenture and Agreement to be amended by the Sponsor and the Trustee, with the consent of 51% of the trust’s beneficial owners, to add provisions to or change or eliminate any of the provisions of the Initial Indenture and Agreement or to modify the rights of beneficial owners, provided however, that the Initial Indenture and Agreement may not be amended without the consent of all of the beneficial owners of outstanding shares of the trust if such amendment would: (a) permit, except in accordance with the terms and conditions of the Initial Standard Terms, the acquisitions of any securities other than those acquired in accordance with the terms and conditions of the Initial Standard Terms (the “Securities Acquisition Provision”); (b) reduce the interest of any beneficial owner in the trust; or (c) reduce the percentage of beneficial owners required to consent to any such amendment; and

WHEREAS, the Sponsor has determined that it is in the best interest of the beneficial owners to amend the Initial Indenture and Agreement to permit the trust to be administered such that its classification under the 1940 Act will change from a “unit investment trust” (as defined in Section 4(2) of the 1940 Act) to a “management company” (as defined in Section 4(3) of the 1940 Act) and the Trustee determined that it is permissible and appropriate to submit such proposal to the beneficial owners for their approval; and

WHEREAS, in order to facilitate this reclassification, the Sponsor and the Trustee have determined to amend and restate the Initial Indenture and Agreement, while making no changes to the provisions of the Initial Indenture and Agreement that relate to the Securities Acquisition Provision or that would reduce the interest of any beneficial owner in the trust or the percentage of beneficial owners required to consent to an amendment; and

WHEREAS, the Sponsor and the Trustee have obtained the consent of at least 51% of the beneficial owners of the trust to effectuate the changes to the Initial Indenture and Agreement as reflected herein and in the Amended and Restated Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:

Section 1. INCORPORATION OF AGREEMENT. Subject to the provisions of Section 2 hereof, all of the provisions of the Amended and Restated Agreement are incorporated herein by reference in their entirety and shall be deemed to be a part of this instrument as though such provisions had been set forth in full in this instrument. All capitalized terms used but not defined in the subsequent provisions of this Amended and Restated Indenture shall have the meanings ascribed to such terms in the Amended and Restated Agreement.

Section 2. SPECIFIC TERMS OF THIS SERIES. The parties hereby agree to the following terms for the Invesco QQQ Trust, Series 1:

A.	The number of Shares of the Trust shall be unlimited.

B.	The Shares of the Trust, when issued in accordance with this Amended and Restated Indenture, shall be fully paid and non-assessable.

C.	The number of Shares of the Trust which, when aggregated, constitute one Creation Unit is 50,000.

D.	The Initial Date of Deposit of this Series of the Trust is March 4, 1999.

E.	The Trust's taxable year shall be the year ending each September 30.

F.	This Amended and Restated Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
G.	Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Amended and Restated Indenture and Agreement.
H.
Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Amended and Restated Agreement.

I.
With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Successor Trustees (as defined in Section 3) in accordance with the Amended and Restated Agreement and are set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time, with respect to such Series.

J.
Subject to the limitations imposed by Sections 9.5(a) and 12.1 of the Amended and Restated Agreement, the Successor Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series, or redesignate any of the Series, without any action or consent of the shareholders.

K.	The designation of any Series hereby shall not impair the power of the Successor Trustees from time to time to designate additional Series of Shares of the Trust.
Section 3.  REPLACEMENT OF TRUSTEE.  The Bank of New York Mellon is replaced as trustee of the trust by the following replacement trustees (the “Successor Trustees”):

Ronn R. Bagge	Marc M. Kole	Gary R. Wicker
Todd J. Barre	Yung Bong Lim	Donald H. Wilson
Victoria J. Herget	Joanne Pace	Brian Hartigan

Upon such replacement, The Bank of New York Mellon ceases to act or have any power or authority to act as trustee of the trust, and the further actions taken herein are the actions of the Sponsor and the Successor Trustees.

Section 4. ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. For a term of seven years commencing with the execution of this Amended and Restated Indenture, The Bank of New York Mellon, or one of its affiliated persons, will be engaged by the Successor Trustees to serve as custodian, transfer agent, and administrator of the Trust and will be paid an aggregate fee for such services at an annual rate of 3.5/100 of 1% per annum, pursuant to one or more written agreements between the Successor Trustees on behalf of the Trust and The Bank of New York Mellon.  Any fee payable pursuant to this section may be paid directly from the assets of  the Trust or instead by an investment adviser pursuant to a written investment advisory agreement between such investment adviser and the Successor Trustees.

Section 5. MANDATORY TERMINATION DATE. The Mandatory Termination Date for the Trust shall be the date upon which the maturity, redemption, sale or other disposition, as the case may be, of the last security held by the Trust occurs.

Section 6. SURVIVING PROVISIONS. Notwithstanding any other provision of this Amended and Restated Indenture and Agreement, Section 7.04 and Section 8.05 of the Initial Standard Terms shall continue to apply to the Sponsor, the Trustee and the Trust for all actions taken or not taken at or prior to the date of this Amended and Restated Indenture.

IN WITNESS WHEREOF, Invesco Capital Management LLC and The Bank of New York Mellon have caused this Amended and Restated Indenture to be executed and attested as of the date first above written.

Invesco Capital Management LLC, as Sponsor

By: /s/ ______________________
Name:
Title:

Attest:

/s/ _____________________

Name:
Title:

THE BANK OF NEW YORK MELLON,
as Trustee

By: /s/ ______________________
Name:
Title:

Attest:

/s/ _____________________

Name:
Title:

Amended and Restated Standard Terms and Conditions

OF

INVESCO QQQ TRUST, SERIES 1

Dated as of [XX]

TABLE OF CONTENTS
Page

ARTICLE I NAME AND DEFINITIONS
Section 1.1.	Name
Section 1.2.	Definitions

ARTICLE II NATURE AND PURPOSE OF TRUST

ARTICLE III REGISTERED AGENT AND REGISTERED OFFICE

ARTICLE IV BENEFICIAL INTERESTS; SHAREHOLDERS
Section 4.1.	Shares of Beneficial Interest
Section 4.2.	Issuance of Shares
Section 4.3.	Rights of Shareholders
Section 4.4.	Ownership and Transfer of Shares; Small Accounts
Section 4.5.	Voting by Shareholders
Section 4.6.	Meetings
Section 4.7.	Quorum and Action
Section 4.8.	Action by Written Consent in Lieu of Meeting of Shareholders
Section 4.9.	Series and Classes of Shares
Section 4.10.	Disclosure of Shareholder Holdings
Section 4.11.	Access to Trust Records
Section 4.12.	Communications with Shareholders

ARTICLE V THE TRUSTEES
Section 5.1.	Management of the Trust
Section 5.2.	Qualification and Number
Section 5.3.	Term and Election
Section 5.4.	Resignation, Retirement and Removal
Section 5.5.	Vacancies

ARTICLE VI POWERS OF TRUSTEES
Section 6.1.	General Powers
Section 6.2.	Certain Specific Powers
Section 6.3.	Issuance and Repurchase of Shares

Section 6.4.	Delegation; Committees
Section 6.5.	Collection and Payment
Section 6.6.	Expenses
Section 6.7.	Manner of Acting
Section 6.8.	Bylaws
Section 6.9.	Principal Transactions
Section 6.10.	Effect of Trustees’ Determination

ARTICLE VII SERVICE PROVIDERS
Section 7.1.	Investment Adviser and Administrator
Section 7.2.	Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian
Section 7.3.	Parties to Contract
Section 7.4.	Further Authority of Trustees

ARTICLE VIII DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE
Section 8.1.	Distributions
Section 8.2.	Redemption of Shares
Section 8.3.	Redemption Price
Section 8.4.	Payment
Section 8.5.	Redemption of Shareholder’s Interest By Action of Trust
Section 8.6.	Suspension of Right of Redemption
Section 8.7.	Determination of Net Asset Value; Valuation of Portfolio Assets
Section 8.8.	Reserves
Section 8.9.	Determination by Trustees
ARTICLE IX PORTFOLIO ADMINISTRATION
Section 9.1	Definitions
Section 9.2	Deposit of Securities
Section 9.3	Portfolio and Portfolio Deposit Adjustments
Section 9.4	Index Substitutions
Section 9.5	Amendments of Article IX

ARTICLE X LIMITATION OF LIABILITY AND INDEMNIFICATION
Section 10.1.	No Personal Liability of and Indemnification of Shareholders
Section 10.2.	Limitation of Liability of Trustees and Others
Section 10.3.	Experts; No Bond or Surety
Section 10.4.	Liability of Third Persons Dealing with the Trust or Trustees
Section 10.5.	Indemnification and Advancement of Expenses
Section 10.6.	Further Indemnification
Section 10.7.	Amendments and Modifications
Section 10.8.	Derivative Actions

ARTICLE XI TERMINATION; MERGERS AND SALE OF ASSETS
Section 11.1.	Termination of Trust or Series
Section 11.2.	Sale of Assets; Reorganization
Section 11.3.	Combination of Classes
Section 11.4.	Mergers or Consolidations

ARTICLE XII AMENDMENTS; FILINGS; MISCELLANEOUS
Section 12.1.	Amendments to Agreement and Indenture
Section 12.2.	Filing of Certificate; Copies of Agreement; Counterparts; Headings
Section 12.3.	Trustees May Resolve Ambiguities
Section 12.4.	Applicable Law
Section 12.5.	Trust Only
Section 12.6.	Provisions in Conflict with Law or Regulations
Section 12.7.	Writings

AMENDED AND RESTATED STANDARD TERMS AND CONDITIONS
OF
INVESCO QQQ TRUST, SERIES 1

THIS AMENDED AND RESTEATED STANDARD TERMS AND CONDITIONS is made as of this [   ] day of [    ] by INVESCO CAPITAL MANAGEMENT LLC as Sponsor and the Trustees hereunder.

ARTICLE I
NAME AND DEFINITIONS

Section 1.1.           Name.  This Trust shall be known as Invesco QQQ Trust, Series 1 and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2.           Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

“Agreement” means this Amended and Restated Standard Terms and Conditions as amended, supplemented or amended and restated from time to time.  Reference in this Agreement to “Agreement,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Agreement rather than exclusively to the article or section in which such words appear.

“Bylaws” means the Bylaws of the Trust referred to in Section 6.8 hereof, as from time to time amended or restated.

“Class” means one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

“Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended or restated from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

“Commission” shall have the same meaning given to such term in the 1940 Act.

“He,” “Him” and “His” shall include the feminine and neuter, as well as the masculine, genders.

“Indenture” means the Amended and Restated Trust Indenture into which this Agreement will be, as to each Series, incorporated and all amendments and supplemental indentures thereto.

“Interested Person” shall have the same meaning given to such term in the 1940 Act (as defined herein).

“1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or a Class thereof, including pursuant to any exemptive relief issued by the Commission or the staff of the Commission under such Act.

“Outstanding Shares” means those Shares (as defined herein) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

“Person” means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

“Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

“Series” individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9 hereof.

“Shareholder” means a record owner of Outstanding Shares.

“Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

“Trust” refers to the common law trust with transferable shares established by the Indenture, as the same may be amended from time to time.

“Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or, if the Trust has established one or more Series, any such Series as the context shall require.

“Trustees” means the natural persons identified in Section 3 of the Indenture as Trustees or Successor Trustees, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II
NATURE AND PURPOSE OF TRUST

The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith. The Trust set forth in this instrument shall be deemed made in the State of New York, and it is created under and is to be governed by and construed and administered according to the laws of said State.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.  The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof.

ARTICLE III
REGISTERED AGENT AND REGISTERED OFFICE

The name of the registered agent of the Trust is [   ].  The principal place of business of the Trust is 3500 Lacey Road, Downers Grove, Illinois 60515.  The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV
BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1.           Shares of Beneficial Interest.  The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees, from time to time.  The number of Shares is unlimited.  The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2.           Issuance of Shares.  (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.  Notwithstanding anything contained herein to the contrary, except for the provisions of Article IX, the Trustees may in their sole discretion determine to issue Shares of any Series or Class only in lots of 50,000 shares, or such aggregate number of Shares as shall be determined by the Trustees, to be called creation units or such other term as the Trustees shall determine (as so defined, “Creation Units”), and in connection with the issuance of such Creation Units, to charge such transaction fees or other fees as the Trustees shall determine, provided however that the Trustees may from time to time, in their sole discretion, determine to alter the number of Shares constituting a Creation Unit.  The Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

(b)           The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c)           Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

Section 4.3.           Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trust.  The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares.  The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Agreement.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Agreement.  The Shares shall be personal property giving only the rights specifically set forth in this Agreement.  The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, other than such right, if any, as the Trustees may determine.  The holders of Shares shall not be entitled to exercise the rights of objecting shareholders and shall have no appraisal rights with respect to their Shares and, except as otherwise determined by the Trustees from time to time, shall have no exchange or conversion rights with respect to their Shares.  Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Agreement and any other governing instrument and shall be bound thereby.

Section 4.4.           Ownership and Transfer of Shares; Small Accounts.  (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust.  No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.  The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters.  The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.  No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the Bylaws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b)           In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c)           The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5.           Voting by Shareholders.  (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b)           Each whole Share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders.  Shares may be voted in person or by proxy.  Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Agreement or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

(c)           On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6.           Meetings.  Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.  The Trustees may set in the Bylaws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

Section 4.7.           Quorum and Action.  (a) The Trustees shall set forth in the Bylaws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than the holders of thirty-three and one-third percent (33 1/3%) of the Shares entitled to vote at such meeting.  If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

(b)           The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Agreement or the Bylaws.

Section 4.8.           Action by Written Consent in Lieu of Meeting of Shareholders.  Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the Bylaws, holding not less than the minimum number of Shares that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting.  The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the secretary of the Trust, unless a different effective time is provided in the written action.  Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9.           Series and Classes of Shares.

(a)           Series.  The Trustees hereby establish the Series listed on Schedule A hereto and the Trustees may from time to time authorize the division of Shares into additional Series.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may, subject to the limitations of Article IX, Section 9.5(a), be modified by the Trustees from time to time, upon and subject to the following provisions:

(i)            Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees.  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series).  All references to Shares in this Agreement shall be deemed to include references to Shares of any or all Series as the context may require.

(ii)           The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited.  The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii)          All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust.  Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Assets belonging to” that Series.  In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the “General Assets”), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv)          The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust.  Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that Series.  In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the “General Liabilities”), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes.  Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series.  Any Person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series.  No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series or the Trust generally.

(b)           Classes.  The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into Classes.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time.  All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation.  The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited.  The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.  To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series.  All references to Shares in this Agreement shall be deemed to include references to Shares of any or all Classes as the context may require.

(c)           Establishment and Designation of Series and Classes.  The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or by the execution by a majority of the Trustees of an instrument in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Agreement and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class. Any such resolutions or instruments shall be deemed to be incorporated by reference herein.  Additions or modifications to a designation, including, without limitation, any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10.         Disclosure of Shareholder Holdings.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11.                          Access to Trust Records.  Shareholders shall only have such right to inspect the such records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees, and subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense as may be established from time to time by the Trustees.

Section 4.12.                          Communications with Shareholders.  Any notices, reports, statements, or communications with Shareholders of any kind required under this Agreement, including any such communications with Shareholders or their counsel or other representatives required under Section 10.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the Bylaws or as otherwise determined by the Trustees.

ARTICLE V
THE TRUSTEES

Section 5.1.                                 Management of the Trust.  The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2.                                 Qualification and Number.  Each Trustee shall be a natural person.  A Trustee need not be a citizen of the United States or a resident of the State of New York.  By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees.  No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the resignation, retirement or removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3.                                 Term and Election.  Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder.  Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4.                                 Resignation, Retirement and Removal.  Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the president or the secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.  The Trustees may adopt policies from time to time relating to the terms of office and or retirement of the Trustees.  Any Trustee who has who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees.  Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective.  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal. Notwithstanding the foregoing, nothing in this paragraph shall be deemed to prohibit a resigning, retiring or removed Trustee from being covered by insurance related to his actions as Trustee, or any indemnification that such Trustee otherwise would be entitled to under Section 10.5 hereof.

Section 5.5.                                 Vacancies.  The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Agreement.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE VI
POWERS OF TRUSTEES

Section 6.1.                                 General Powers.  The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Agreement.  The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust’s operations and maintain offices both within and outside the State of New York, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust.  With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees.  In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Trustees.  Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a trust.  The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers.  Such powers of the Trustees may be exercised without order of or resort to any court.  Whenever in this Agreement the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class, whether or not specific reference is made to Series or Classes.

Section 6.2.                                 Certain Specific Powers.

(a)                                 Investments.  Except as otherwise limited by the terms of this Agreement, the Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof.  In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i)                                     to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii)                                  to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii)                               to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)                              to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v)                                 to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi)                              to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii)                           to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii)                        to lend money or any other Trust Property;

(ix)                              to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;

(x)                                 to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi)                              to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii)                           to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii)                        to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv)                       to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b)                                 Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:

(i)                                     to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship, and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;

(ii)                                  to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii)                               to elect and remove such officers as they consider appropriate, including, without limitation, a president and a secretary;

(iv)                              to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;

(v)                                 to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other  Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi)                              to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii)                           to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii)                        to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;

(ix)                              to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) to change the domicile of the Trust to another jurisdiction or to change the form of the Trust, including but not limited to causing the Trust to convert to a Delaware Statutory Trust through the filing of a certificate of Conversion with the Delaware Secretary of State; and

(x)                                 to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Agreement, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c)                                  Unless specifically stated otherwise in this Agreement, the foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3.                                 Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4.                                 Delegation; Committees.  The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law.  Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 6.5.                                 Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to:  collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6.                                 Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Agreement, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements.  The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7.                                 Manner of Acting.  Except as otherwise provided herein, under applicable law or in the Bylaws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office.  Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Agreement and outside the resolutions of the Trustees.  Except as set forth specifically in this Agreement, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8.                                 Bylaws.  The Trustees may adopt Bylaws not inconsistent with this Agreement to provide for the conduct of the business of the Trust and shall have the exclusive power to amend, restate or repeal such Bylaws.

Section 6.9.                                 Principal Transactions.  The Trustees may authorize the Trust to buy any securities or other assets from, or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof, subject to any limitations imposed by the 1940 Act.

Section 6.10.                          Effect of Trustees’ Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Agreement shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII
SERVICE PROVIDERS

Section 7.1.                                 Investment Adviser and Administrator.  The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable.  The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2.                                 Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian.  Subject to the provisions of Section 4 of the Indenture, the Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable. All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with applicable law.

Section 7.3.                                 Parties to Contract.  Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the Bylaws.  The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

Section 7.4.                                 Further Authority of Trustees.  The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements.  The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII
DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1.                                 Distributions.  The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices.  Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code.  Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2.                                 Redemption of Shares.  All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Agreement, provided however that if the Trustees determine, pursuant to Section 4.2 hereof, to issue Shares of any Series or Class in Creation Units, then only Shares of such Series or Class aggregating a Creation Unit shall be redeemable hereunder, and unless the Trustees otherwise determine, there shall be no redemption of partial or fractional Creation Units.  The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3.                                 Redemption Price.  Shares of the Trust, or of any Series or Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4.                                 Payment.  Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the assets of the Trust or, as applicable, the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same

Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus.  In no event shall the Trust be liable for any delay of any other Person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5.                                 Redemption of Shareholder’s Interest By Action of Trust.  Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a)                                 the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b)                                 the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c)                                  the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity;

(d)                                 the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e)                                  the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f)                                   the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g)                                  the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h)                                 the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i)                                     in connection with the termination of any Series or Class of Shares; or

(j)                                    when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6.                                 Suspension of Right of Redemption.  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7.                                 Determination of Net Asset Value; Valuation of Portfolio Assets.  The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares. The Trustees may delegate the power and duty to determine the Net Asset Value per Share to one or more Trustees or officers of the Trust or to a manager, investment adviser, administrator, custodian, depository or other agent appointed for such purpose.

Section 8.8.                                 Reserves.  The Trustees may set apart, from time to time, out of any funds of the Trust or Series or out of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 8.9.                          Determination by Trustees.  The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

PORTFOLIO ADMINISTRATION

Section 9.1.                                 Definitions.  Notwithstanding any other usage in this Agreement, the following terms shall have the meaning ascribed solely for purposes of this Article IX. Undefined terms shall take the meaning as used elsewhere in this Agreement.

“Accumulation Period” shall mean a period during which Securities held by the Trust earn their respective dividends, such period being measured from the most recent
Ex-Dividend Date to and including the current Business Day.

“Beneficial Owner” shall mean an owner of beneficial interests in shares of the Trust held through the Depository.

“Business Day” means any day that the Nasdaq Stock Market is open for business.

“Creation Unit” is the minimum number of shares of the Trust that may be created at any one time as described below in Section 9.2, which is 50,000 Shares, or any amount set by the Trustees.

“Depository” or “DTC” shall mean The Depository Trust Company, New York, New York, or such other depository as may be selected by the Trustees as specified herein.

“Evaluation Time” is the closing time of the regular trading session on the Nasdaq Stock Market (currently 4:00 p.m. New York time) unless another meaning is assigned to such term in the Indenture.

“Index” means the Nasdaq-100 Index®.

“Index Securities” means the securities that constitute the Index.

“Nasdaq” shall mean the Nasdaq Stock Market.

“NSCC” is the National Securities Clearing Corporation.

“Portfolio” means the Securities held by the Trust consisting of a portfolio of equity securities or, in the case of securities not yet delivered in connection with purchases made by the Trust or subsequent Portfolio Deposits), confirmations of contracts to purchase such securities.

“Regulated Investment Company” is a trust which qualifies as a "regulated investment company" under the current provisions of the Internal Revenue Code.

“Securities” are publicly traded common stocks and other securities convertible into or representing equity securities of issuers, including contracts to purchase securities, (a) that have been received by the Trust in Portfolio Deposits pursuant to Section 9.2, (b) that have been acquired by the Trust as a result of the reinvestment of proceeds from any sale of securities or as a result of purchases and sales of securities to conform the Portfolio to the composition and weighting of the securities in the Index, all pursuant to Section 9.3, (c) that have been received by the Trust as a distribution or dividend in respect of any of the securities held by the Trust, or (d) that have been received by the Trust in exchange or substitution pursuant to Section 9.4, each as may from time to time continue to be held as part of the Trust.

“Trustees” shall mean for purposes of this Article IX, the Trust’s board of trustees, or any agent of the Trust appointed by the Trust’s board of trustees.

Section 9.2.                                 Deposit of Securities.

(a) From time to time, the Trustees are authorized to accept Portfolio Deposits (as defined below). The securities portion of each Portfolio Deposit shall be comprised of such Index Securities and in such numbers as are specified in accordance with this Section 9.2.

(b) The Portfolio Deposits accepted by the Trust from time to time shall include a portfolio Securities (as the composition and number of shares thereof may be adjusted as required by Section 9.3) together, in certain cases to the extent applicable as specified below, with a cash payment equal to the Income Net of Expense Amount (as defined below), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined - see Section 9.3(g)). The “Income Net of Expense Amount” is an amount equal, on a per Creation Unit basis, to the dividends accrued on all the Securities with ex-dividend dates within the applicable Accumulation Period as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustees and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted).

(c) The Income Net of Expense Amount and the Balancing Amount are collectively referred to herein as the “Cash Component” and the deposit of such a portfolio of Securities and the Cash Component are collectively referred to herein as a “Portfolio Deposit.” In connection with an order to create shares of the Trust on any given day, the Cash Component of the Portfolio Deposit may be payable by either the transfer agent on behalf of the Trust to the creator of shares of the Trust or by the creator of shares of the Trust to the transfer agent on behalf of the Trust, depending upon the respective amounts of the Income Net of Expense Amount and the Balancing Amount. If the Cash Component has a positive value (i.e., the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, exceeds the accrued expenses and liabilities of the Trust for such period), then the creator of shares of the Trust will be obligated to pay such amount to the transfer agent on behalf of the Trust in connection with an order to create Nasdaq-100 Shares. Conversely, if the Cash Component has a negative value (i.e., the sum of dividends on all Securities with ex-dividend dates within the Accumulation Period, plus or minus the Balancing Amount, is less than the accrued expenses and liabilities of the Trust for such period), then such Cash Component will be paid to the entity placing an order to create shares of the Trust by the transfer agent on behalf of the Trust.

(d) The identity and number of shares of the Index Securities required for a Portfolio Deposit, which will change as the composition and weighting of the Index Securities change, shall be determined in the manner specified in Section 9.3. The Trustees shall, as set forth in this Agreement, determine the number of shares of each of the Index Securities and the Cash Component for each Portfolio Deposit. Such determination by the Trustees shall be final and binding in connection with all Portfolio Deposits.

Section 9.3.                                 Portfolio and Portfolio Deposit Adjustments.

(a) The Trustees will adjust the composition of the Portfolio from time to time to conform, to the extent practicable, to changes in the composition and/or weighting of the Index Securities.

(b) From time to time, Nasdaq may make adjustments to the composition of the Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustees will not be permitted to accept any such offers until such time as it has been determined that the securities of the issuer will be removed from the Index. In selling the securities of such issuer after it has been determined that the security will be removed from the Index, the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth in Section 9.3(a). Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in Index Securities in accordance with the criteria set forth in Section 9.3(a).

(c) Purchases of securities resulting from the adjustments described herein will be made in the share amounts dictated by the specifications set forth herein, whether round lot or odd lot. All Portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a Regulated Investment Company.

(d) Pursuant to the provisions of Article IX, Section 9.3(a)-(c) the Trustees will calculate the required adjustments and will purchase the appropriate securities.

(e) All adjustments to the Portfolio held by the Trust will be made by the Trustees pursuant to the foregoing specifications and will be non-discretionary. In addition, the Trustees shall have the power and shall be required to adjust the composition of the Portfolio at any time if they determine that such action is necessary to ensure the continued qualification of the Trust as a Regulated Investment Company, even if such adjustment will cause the composition Portfolio to deviate from that of the Index. The adjustments provided herein are intended to conform the composition and weighting of securities in the Portfolio, to the extent practicable, to the composition and weighting of the Index Securities. Such adjustments are based upon the Index as it is determined by Nasdaq. To the extent that the method of determining the Index is changed by Nasdaq in a manner that would affect the adjustments provided for herein, the Trustees shall have the right to amend this Article IX, without the consent of Beneficial Owners, to conform the adjustments provided herein to such changes so that the objective of tracking the Index is maintained.

(f) The Trustees will direct securities transactions only to brokers or dealers, which may include affiliates of the Trust, from whom it expects to obtain the most favorable prices for execution of orders. The net proceeds of any sales of Securities shall either be reinvested in accordance with this Section 9.3 or distributed in accordance with Section 8.1

(g) On each Business Day (each such day, an “Adjustment Day”), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit will be adjusted in accordance with the following procedure. At the Evaluation Time on each Adjustment Day, the Trustees will calculate the net asset value of the Trust. The net asset value will be divided by the number of outstanding Shares, then multiplied by the number of Shares in one Creation Unit size aggregation, resulting in a net asset value per Creation Unit (the “NAV Amount”). The Trustees will then calculate the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (1) the market value at the Evaluation Time on an Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Income Net of Expense Amount effective for requests to create or redeem on Adjustment Day, will equal the NAV Amount and (2) the identity and weighting of each of the securities in a Portfolio Deposit will mirror proportionately, to the extent practicable, the identity and weighting of the securities in the Index, each as in effect on Request Day. For each security, the number resulting from such calculation will be rounded to the nearest whole share, with a fraction of 0.50 being rounded up.  The identities and number of shares of the securities so calculated will constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day.  In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend, or reverse stock split with respect to any Index Security, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend, or reverse stock split by applying the stock split, stock dividend or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit); in each such case each Index Security will be rounded to the nearest whole share, with a fraction of 0.50 being rounded up.

(h) On Request Day and on each day that a request for the creation of Shares in Creation Unit size aggregations is made, the Trustees will calculate the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the Evaluation Time and add or subtract to that amount, as applicable, the Income Net of Expense Amount effective for requests to create or redeem on Request Day (such market value and Income Net of Expense Amount are collectively referred to herein as the “Portfolio Deposit Amount”). The Trustees will then calculate the NAV Amount, based on the Evaluation Time on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount shall be the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the Evaluation Time on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

(i) Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on such Business Day, and (b) no stock split, stock dividend, or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustees reserves the right to forego making any adjustment to the securities portion of the Portfolio Deposit and to use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustees further reserve the right to calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed for two (2) Business Days rather than one (1) Business Day prior to Request Day. Notwithstanding the foregoing, the amount of the Cash Component shall at all times be determined in accordance with the procedures set forth above.

(j) In making the adjustments described in this Section 9.3, the Trustees shall rely on information made publicly available by Nasdaq to third parties as to the composition and weighting of the Index Securities. 1  If the Trustees become incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustees on any Business Day, then the Trustees shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

(k) If the Trustees shall determine, in their discretion, that an Index Security is likely to be unavailable or available in insufficient quantity for delivery upon the creation of Shares of the Trust in Creation Unit size aggregations for the following Business Day or for any period thereafter, the Trustees shall have the right to include the cash equivalent value of such Index Security in the Portfolio Deposit in the calculation of the Cash Component in lieu of the inclusion of the Index Security in the securities portion of the Portfolio Deposit. In the event that such a determination is made, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of shares of the Trust in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. In such cases, the Trustees, to effectuate the policy described above, may purchase the appropriate number of shares of the Index Security at the time such security is available for purchase.

(l) In connection with the creation of Shares, if an investor states its belief that it is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustees, in their discretion, shall have the right to include the cash equivalent value of such Index Security or Index Securities in the Portfolio Deposit in the calculation of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit for the affected investor. In such cases, the

1 Nasdaq normally publicly announces changes in identity and/or weighting of the Index Securities in advance of the actual changes.

Trustees, to effectuate the policy described above, may purchase the appropriate number of shares of the Index Security that the investor was unable to purchase.

(m) The Trustees shall be required to purchase Index Securities to conform the Portfolio to changes in the Index as described in this Section 9.3.

Section 9.4.                                 Index Substitutions.  In the event that an offer by the issuer of any of the Securities held in the Portfolio shall be made to issue new securities in exchange or substitution for any issue of Securities, the Trustees shall not accept such offer or take any other action with respect thereto until such time as it has been determined that the securities of the issuer will be removed from the Index. In the event that a security of an issuer is removed from the Index as a result of the consummation of merger or acquisition activity of such issuer and the Trust receives cash in exchange for the Security of such issuer held in the Portfolio, the Trustees shall reinvest such cash in Index Securities as provided in Section 9.3. If the Trust receives any securities in exchange for the Security of the issuer held in the Portfolio and removed from the Index, and such securities received in exchange are not Included in the Index, the Trustees shall sell such securities as soon as practicable and reinvest the proceeds of the sale in Index Securities as provided in Section 9.3.

Section 9.5.                                 Amendments and Interpretation of Article IX.

(a) With the exception of Section 9.5(b)-(d), this Article IX may not be amended without the consent of the Beneficial Owners of all outstanding shares of the Trust if such amendment would (x) permit, except in accordance with the terms and conditions of this Article IX, the acquisition of any securities other than those acquired in accordance with the terms and conditions of this Article IX; (y) reduce the interest of any Beneficial Owner in the Trust; or (z) reduce the percentage of Beneficial Owners required to consent to any such amendment.

(b) The Provisions of this Article IX are intended to restate, with no material changes, the terms and conditions that apply to the acquisition of Securities by the Trust, which are contained in the Standard Terms and Conditions of Trust, dated as of March 1, 1999, and effective as of March 4, 1999, as amended on April 17, 2001, February 4, 2004, January 1, 2006, November 16, 2012, August 2, 2017, and January 26, 2018 (the “Initial Standard Terms”).  If a provision of Section 9.1 through 9.4 and Section 9.5(a) differs in any material way from the terms and conditions of the Initial Standard Terms related to the acquisition of Securities by the Trust (or this Article IX fails to include such a provision), the applicable terms and conditions that apply to the acquisition of Securities by the Trust as reflected in the Initial Standard Terms shall be deemed to be incorporated into this agreement and shall be deemed to control instead.  All provisions of this Agreement shall be construed and applied in a manner consistent with the stated intent of this Section.

(c) It shall not be necessary for the consent of Beneficial Owners under Section 9.5 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Notwithstanding Section 4.5 of this Amended and Restated Standard Terms and Conditions, the manner of obtaining such consents and of evidencing the authorization of the execution thereof by Beneficial Owners shall be subject to such reasonable regulations as the Trustees may prescribe.

(d) Notwithstanding the provisions of Section 9.5(a), this Article IX may be amended by the Trustees without the consent of any Beneficial Owner (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (2) to change any provision thereof as may be required by the U.S. Securities and Exchange Commission; (3) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a Regulated Investment Company under the Internal Revenue Code; (4) to add or change any provision thereof as may be necessary or advisable in the event that either NSCC or the Depository is unable or unwilling to continue to perform its functions; (5) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes made by Nasdaq in its method of determining the Index; (6) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan; (7) to make changes to the amounts charged in connection with creations and redemptions of shares of the Trust within the parameters set forth herein; (8) to change the number of shares of the Trust constituting a Creation Unit; and (9) to the extent that the method of determining the Index is changed by

Nasdaq in a manner that would affect the adjustments provided for in Section 9.3 to conform the adjustments provided for in Section 9.3 to such changes so that the objective of tracking the Index is maintained.

ARTICLE X
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1.                                 No Personal Liability of and Indemnification of Shareholders.  No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust.  In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or any Series arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets.  The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Section 10.2.                                 Limitation of Liability of Trustees and Others.

(a)                                 No Liability to Third Parties.  No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(b)                                 Limitation of Liability to Trust and Shareholders.  No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

(c)                                  No Liability for Acts of Others.  Without limiting the foregoing limitations of liability contained in this Section 10.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 10.3.                                 Experts; No Bond or Surety.  The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Agreement and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for merely failing to follow such advice.  In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder.  The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 10.4.                                 Liability of Third Persons Dealing with the Trust or Trustees.  No third Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 10.5.                                 Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 10.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 10.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 10.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 10.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 10.6.                                 Further Indemnification.  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 11.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 10.7.                                 Amendments and Modifications.  Without limiting the provisions of Section 12.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Agreement or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 10.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Agreement or the Bylaws.

Section 10.8.                                 Derivative Actions.  (a) The purpose of this Section 10.8 is to adopt additional standards and restrictions to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b)                                 No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)                                     Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)                                  Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)                               Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a “demand”), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

(1)                                 a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)                                 a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

(3)                                 a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

(4)                                 a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5)                                 a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (b) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

(6)                                 an acknowledgment of the provisions of paragraphs (f) and (g) of this Section 10.8 below;

(iv)                              Shareholders owning Shares representing at least ten percent (10%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

(v)                                 A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (d) below.

(c)                                  Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust.  If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”).  Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the Complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period.  Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action.  A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(d)                                 If the demand has been properly made under paragraph (b) of this Section 10.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust.  If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees.  The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (d) by sending in accordance with the provisions of Section 4.12 hereof written notice to each Complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(e)                                  If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (d) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Agreement from commencing a derivative action.

(f)                                   A Complaining Shareholder whose demand is rejected pursuant to paragraph (d) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust and/or the affected Series in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.  A Shareholder who commences or maintains a derivative action in violation of this Section 10.8 shall reimburse the Trust and/or the affected Series for the costs and expenses (including attorneys’ fees) incurred by the Trust and/or the affected Series in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 10.8.  If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust and/or the affected Series in connection with the action shall be borne by the Shareholders who commenced the action.

(g)                                  The Trust or the affected Series shall be responsible for payment of attorneys’ fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law.  Neither the Trust nor the affected Series shall be obligated to pay any attorneys’ fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

(h)                                 No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

ARTICLE XI
TERMINATION; MERGERS AND SALE OF ASSETS

Section 11.1.                          Termination of Trust or Series.  (a) Unless terminated as provided herein, the Trust shall continue until the Mandatory Termination date set forth in Section 5 of the Indenture.  The Trust or any Series of the Trust may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of the Trust or such Series as the case may be.

(b)                                 Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any.  Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged. [The Trustees shall file or cause to be filed any instruments as may be required to be filed with the State of New York, or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.]

(c)                                  Any Class of the Trust or Series thereof may be terminated by the Trustees as provided in Article IV hereof.

Section 11.2.         Sale of Assets; Reorganization.  The Trustees may authorize the Trust or any Series or Class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as may be authorized by the Trustees.  Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Series or Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure. Any sale or other disposition of Trust Property made under this Section 11.2 and consideration received therefrom shall be consistent with the provisions of Article IX.

Section 11.3.         Combination of Classes.  The authority of the Trustees under this Article XI with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

Section 11.4.         Merger or Consolidation. Subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the Trustees.  To the extent applicable, and pursuant to and in accordance with §3815(f) of the Delaware Statutory Trust Act, and notwithstanding anything to the contrary contained in this Agreement, an agreement of merger or consolidation so approved by the Trustees in accordance with this Section 11.4 may (a) effect any amendment to the governing instrument of the Trust, except an amendment to Article IX herein; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation. Notwithstanding any provision to the contrary, any surviving entity of a merger or consolidation under this Section 11.4 will include in its governing instrument the provisions of Article IX herein in their entirety.

ARTICLE XII
AMENDMENTS; FILINGS; MISCELLANEOUS

Section 12.1.         Amendments to Agreement and Indenture.  (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Agreement or the Indenture by making an amendment, an Agreement or Indenture supplemental hereto or an amended and restated Agreement or Indenture, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b)           Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article X with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment or the continuing indemnification provided by Section 6 of the Indenture.

(c)           The Trust’s Certificate of Trust, if any, may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

(d) Notwithstanding any of the foregoing provisions of this Article XII, amendments to Article IX of the Agreement, other than amendments of Section 9.5(b)-(c), shall be amended solely in accordance with Section 9.5(a).

Section 12.2.         Filing of Certificate; Copies of Agreement; Counterparts; Headings.  The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder.  Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or restatements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments or restatements.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.  Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 12.3.         Trustees May Resolve Ambiguities.  The Trustees may construe any of the provisions of this Agreement insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 12.4.         Applicable Law.  (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the State of New York, without reference to its conflicts of law rules, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to trusts or actions that may be engaged in by trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)            Notwithstanding the first sentence of Section 12.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Agreement any provisions of the laws (statutory or common) of the State of New York or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:  (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Agreement.

(c)           No provision of this Agreement shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

Section 12.5.         Trust Only.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

Section 12.6.         Provisions in Conflict with Law or Regulations.  (a) The provisions of this Agreement are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, conflicts with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Agreement; provided, however, that such determination shall not affect any of the remaining provisions of this Agreement or render invalid or improper any action taken or omitted prior to such determination.

(a)           If any provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

Section 12.7.         Writings.  To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a)           any requirements in this Agreement or in the Bylaws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b)           any requirements in this Agreement or in the Bylaws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being a majority of Trustees of the Trust, has executed this instrument as of the date first written above.

INVESCO CAPITAL MANAGEMENT LLC, as Sponsor

By: /s/ ______________________
Name:
Title:

Attest:

/s/ _____________________

Name:
Title

Ronn R. Bagge	Marc M. Kole	Gary R. Wicker

Todd J. Barre	Yung Bong Lim	Donald H. Wilson

Victoria J. Herget	Joanne Pace	Brian Hartigan

as Trustees

SCHEDULE A

Series

(Effective as of [DATE])

The following Series of the Trust are established and designated, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth in the Indenture and the Agreement:

Invesco QQQ Trust, Series 1

APPENDIX B

INFORMATION ON NUMBER OF BOARD AND COMMITTEE MEETINGS

During the most recent full fiscal year for each Invesco ETF Trust listed in the table below, the ETF Board and each Committee of the Invesco ETF Trusts met the following number of times:

Trust	Fiscal Year Ended	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating and Governance Committee Meetings	Number of Investment Oversight Committee Meetings
Invesco Exchange-Traded Fund Trust	4/30/25	6	6	4	4
Invesco Exchange-Traded Fund Trust II	8/31/24	6	5	4	4
Invesco Exchange-Traded Fund Trust II	10/31/24	6	5	4	4
Invesco India Exchange-Traded Fund Trust	10/31/24	6	5	4	4
Invesco Actively Managed Exchange-Traded Fund Trust	10/31/24	6	5	4	4
Invesco Actively Managed Exchange-Traded Commodity Fund Trust	10/31/24	6	5	4	4
Invesco Exchange-Traded Self-Indexed Fund Trust	8/31/24	6	5	4	4

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APPENDIX C
INVESCO ETF TRUSTS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
I.  PURPOSE
The Nominating and Governance Committee is a committee of the Board of Trustees of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board’s Governance Guidelines and Procedures.
II.  COMPOSITION
The Nominating and Governance Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940, as amended.
The members and Chair of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.
III.  MEETINGS
The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee. Regular and special meetings of the Nominating and Governance Committee may be held in person at any location or remotely by means of conference telephone circuit, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other simultaneously.
IV.  RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties, the Nominating and Governance Committee shall:
A.   Board Nominations and Functions
1.
Identify and recommend individuals for director membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)  The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.
(b)  Candidates should exhibit stature commensurate with the responsibility of representing shareholders.
(c)  Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.
(d)  Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

1 All references to “directors” or “board members” shall be deemed to mean “trustees.”
C-1

2.	Review the Board’s Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.
3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.	Review annually Independent Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.
5.	Coordinate with legal counsel to the Independent Trustees an annual evaluation of the performance of the Board.
6.
Oversee the development and implementation by the Fund’s investment adviser and legal counsel for the Independent Trustees of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

B.	Committee Nominations and Functions
1.	Identify and recommend individuals for membership on all Board committees and review committee assignments at least annually.
2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities
1.	Review this Charter annually and recommend changes, if any, to the Board.
2.	Monitor the performance of legal counsel employed by the Fund and by the Independent Trustees, and be responsible for the supervision of counsel to the Independent Trustees.
3.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.
Perform any other activities consistent with this Charter, the Fund’s Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.
Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted:	December 16, 2005 (Invesco Exchange-Traded Fund Trust)
April 20, 2007 (Invesco Exchange-Traded Fund Trust II)
February 22, 2008 (Invesco India Exchange-Traded Fund Trust)
March 20, 2008 (Invesco Actively Managed Exchange-Traded Fund Trust)
September 25, 2014 (Invesco Actively Managed Exchange-Traded Commodity Fund Trust)
December 14, 2016 (Invesco Exchange-Traded Self-Indexed Fund Trust)

Amended:	March 12, 2020
March 12, 2021

C-2

APPENDIX D
DOLLAR AMOUNT OF SHARES OWNED BY TRUSTEE NOMINEES
The following tables show, as of [  ], 2025, the dollar range of equity securities beneficially owned by each Trustee Nominee in the Trust, as well as on an aggregate basis in all funds in the Fund Complex. The “Fund Complex” represents the Invesco ETF Trusts and includes all open and closed-end management investment companies (including all of their portfolios) advised by Invesco and any affiliated person of Invesco that are overseen by the ETF Board.

Name of Independent Trustee Nominee	Dollar Range of Equity Securities Owned by Trustee Nominee in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee Nominee in Invesco Fund Complex
Ronn R. Bagge	[ ]	Over $100,000
Todd J. Barre	[ ]	Over $100,000
Victoria J. Herget	[ ]	Over $100,000
Marc M. Kole	[ ]	Over $100,000
Yung Bong Lim	[ ]	Over $100,000
Joanne Pace	[ ]	Over $100,000
Gary R. Wicker	[ ]	Over $100,000
Donald H. Wilson	[ ]	Over $100,000

Name of Interested Trustee Nominee	Dollar Range of Equity Securities Owned by Trustee Nominee in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee Nominee in Invesco Fund Complex
Brian Hartigan	[ ]	Over $100,000
D-1

APPENDIX E
OWNERSHIP OF SHARES
Occasionally, the number of shares of the Trust held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding of the Trust.  As of [___], 2025, to the best of the Trust’s knowledge, the following Shareholders owned 5% or more of the outstanding shares of the Trust:

Name & Address	Amount	% Owned
[ ]	[ ]	[ ]
E-1

APPENDIX F
TRUSTEE COMPENSATION

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Trustee Nominee by each Invesco ETF Trust during its most recently completed fiscal year. No pension or retirement benefits have been accrued as a part of an Invesco ETF Trust’s expenses. Additionally, Mr. Hartigan, as an Interested Trustee, does not receive any compensation from any of the Invesco ETF Trusts.
Because the Trust currently operates as a UIT, it does not have a board of trustees; accordingly, the Trust did not pay any amount of the compensation shown below.
Aggregate Compensation from the Trusts with Respect to Funds with Fiscal Years Ended August 31, 2024
Independent Trustees	Aggregate Compensation from Trust II	Aggregate Compensation from Self-Index Trust	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$119,271	$55,396	$393,333
Todd J. Barre	$110,158	$51,197	$363,333
Victoria J. Herget*	$110,158	$51,197	$363,333
Marc M. Kole	$120,766	$56,135	$398,333
Yung Bong Lim*	$118,254	$54,936	$390,000
Joanne Pace	$110,158	$51,197	$363,333
Gary R. Wicker	$110,158	$51,197	$363,333
Donald H. Wilson*	$145,531	$68,122	$483,333

* Of the total compensation from the Invesco ETF Trusts listed above, Mr. Lim deferred 100% of his compensation, Ms. Herget deferred $246,664 of her compensation, and Mr. Wilson deferred $130,664 of his compensation.

Aggregate Compensation from the Trusts with Respect to Funds with Fiscal Years Ended October 31, 2024
Independent Trustees	Aggregate Compensation from Trust II	Aggregate Compensation from Active Trust	Aggregate Compensation from India Trust
Ronn R. Bagge	$29,811	$15,057	$1,151
Todd J. Barre	$27,380	$13,829	$1,059
Victoria J. Herget*	$27,380	$13,829	$1,059
Marc M. Kole	$29,993	$15,148	$1,158
Yung Bong Lim*	$29,498	$14,899	$1,140
Joanne Pace	$27,380	$13,829	$1,059
Gary R. Wicker	$27,380	$13,829	$1,059
Donald H. Wilson*	$36,339	$18,354	$1,403

Independent Trustees	Aggregate Compensation from Commodity Trust	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$6,903	$399,167
Todd J. Barre	$6,349	$366,667
Victoria J. Herget*	$6,349	$366,667
Marc M. Kole	$6,957	$401,667
Yung Bong Lim*	$6,835	$395,000
Joanne Pace	$6,349	$366,667
Gary R. Wicker	$6,349	$366,667
Donald H. Wilson*	$8,434	$486,667

* Of the total compensation from the Invesco ETF Trusts listed above, Mr. Lim deferred 100% of his compensation, Ms. Herget deferred $308,330 of her compensation, and Mr. Wilson deferred $163,330 of his compensation.
F-1

Aggregate Compensation from the Trusts with Respect to Funds with Fiscal Years Ended April 30, 2025
Independent Trustees	Aggregate Compensation from Trust I	Total Compensation from the Invesco Fund Complex
Ronn R. Bagge	$173,607	$411,667
Todd J. Barre	$158,845	$376,667
Victoria J. Herget*	$158,845	$376,667
Marc M. Kole	$174,304	$413,333
Yung Bong Lim*	$171,497	$406,667
Joanne Pace	$158,845	$376,667
Gary R. Wicker	$158,845	$376,667
Donald H. Wilson*	$210,852	$500,000

* Of the total compensation from the Invesco ETF Trusts listed above, Mr. Lim deferred 100% of his compensation, Ms. Herget deferred $[  ] of her compensation, and Mr. Wilson deferred $[  ] of his compensation.

F-2

APPENDIX G
Form of Advisory Agreement
Investment Advisory Agreement (“Agreement”) made as of [____, 20__], between INVESCO QQQ TRUST, SERIES 1, a common law trust organized under the laws of the state of New York (“Trust”), and INVESCO CAPITAL MANAGEMENT LLC (“Invesco Capital Management” or the “Adviser”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and
WHEREAS, pursuant to the Trust’s Amended and Restated Trust Indenture and Agreement dated [   ], 2025 (“Trust Indenture”) and the Trust’s Amended and Restated Standard Terms and Conditions dated as of [   ], 2025 (“Standard Terms”) as incorporated by the Trust Indenture, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and
WHEREAS, the Trust offers shares of the series as listed on Schedule A hereto, and may issue shares in any other series as to which this Agreement may hereafter be made applicable and as may be added to Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and
WHEREAS, the Trust desires to retain Invesco Capital Management as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and Invesco Capital Management is willing to furnish such services.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1. Appointment. The Trust hereby appoints Invesco Capital Management as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. Invesco Capital Management accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties as Investment Adviser.
(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”), Invesco Capital Management will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Invesco Capital Management will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund, all in accordance with the Standard Terms. Invesco Capital Management shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund’s benchmark index in exchange for creation units for each Fund and the securities that will be applicable that day to redemption requests received for such Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

(b) Invesco Capital Management agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Fund, Invesco Capital Management may, in its discretion, use brokers who provide Invesco Capital Management with research, analysis, advice and similar services, and Invesco Capital Management may cause a Fund to pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Invesco Capital Management’s determining in good faith that such commission is reasonable in relation to the research and execution services received. In no instance will portfolio securities be purchased from or sold to Invesco Capital Management, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders. Invesco Capital Management may aggregate sales and purchase orders with respect to the assets of the Funds with similar orders being made simultaneously for other accounts advised by Invesco Capital Management or its affiliates. Whenever Invesco Capital Management simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by Invesco Capital Management, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable, over time, to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Funds.
(c) Invesco Capital Management will oversee the maintenance of all books and records with respect to the securities transactions of each Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Invesco Capital Management hereby agrees that all records which it maintains for the Funds are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-l under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Funds upon request by the Trust.
(d) Invesco Capital Management will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) or as more frequently requested by the Board.
(e) The Trust hereby authorizes Invesco Capital Management and any entity or person associated with Invesco Capital Management which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules thereunder, and the Trust hereby consents to the retention of compensation by Invesco Capital Management or any person or entity associated with Invesco Capital Management for such transaction.
3.  Use of Name. The Trust may use the name “Invesco” or any variant thereof in connection with the name of the Trust or any of the Funds, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name.
In no event shall the Trust use the name “Invesco” or any variant thereof if Invesco Capital Management’s functions are transferred or assigned to a company over which Invesco Capital Management does not have control or with which it is not affiliated. In the event that this Agreement shall no longer be in effect or Invesco Capital Management’s functions are transferred or assigned to a company over which Invesco Capital Management does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.
4. Further Duties. In all matters relating to the performance of this Agreement, Invesco Capital Management will act in conformity with the Trust Indenture and Standard Terms, each as may be amended from time to time, and the Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

5. Services Not Exclusive. The services furnished by Invesco Capital Management hereunder are not to be deemed exclusive and Invesco Capital Management shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing.
Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Invesco Capital Management, who may also be a Trustee (“Board member”), officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
6. Expenses. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust, except for the fee payment under this Agreement, payments under each Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including all costs incurred in connection with all proxies (except for such proxies related to: (i) changes to this Agreement, (ii) the election of any Board member who is an “interested person” of the Funds of the Trust (as that term is defined under Section 2(a)(19) of the 1940 Act), or (iii) any other matters that directly benefit Invesco Capital Management).
7. Compensation. For the services to be provided by Invesco Capital Management hereunder with respect to each Fund listed on Schedule A attached hereto, as it may be amended from time to time, the Trust shall pay to Invesco Capital Management a fee in an amount set forth in Schedule A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation.
8. Engagement of Sub-Advisers. Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act (“Independent Board Members”), Invesco Capital Management may, through a sub-advisory agreement or other arrangement, delegate to any other company under Invesco Capital Management’s control, or under common control with Invesco Capital Management, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of Invesco Capital Management’s duties enumerated in section 2 hereof; provided, that Invesco Capital Management shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve Invesco Capital Management of any of its obligations hereunder.
Subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Independent Board Members, Invesco Capital Management may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of Invesco Capital Management or of the Trust (other than by reason of serving as an investment adviser to the Trust) (each a “sub-adviser”), to the extent permitted by applicable law, certain of the duties enumerated in section 2 hereof; provided, that Invesco Capital Management shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve Invesco Capital Management of any of its obligations hereunder.
Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Trust that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by Invesco Capital Management under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by Invesco Capital Management, subject to the prior approval of a majority of the Independent Board Members.
9. Limitation of Liability.

(a) Invesco Capital Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also an officer, director, employee, or agent of Invesco Capital Management, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Invesco Capital Management even though paid by it.
(b) Invesco Capital Management is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. Invesco Capital Management shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Invesco Capital Management seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Invesco Capital Management understands that the rights and obligations of each series of shares of the Trust under the Declaration of Trust are separate and distinct from those of any and all other series.
10. Duration and Termination.
(a) This Agreement shall become effective with respect to each Fund on the dates set forth in the attached Schedule A; provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Independent Board Members cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities.
(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect with respect to each Fund until the termination date set forth in the attached Schedule A, and shall continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of such Fund.
(c) Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund, on sixty days’ written notice to Invesco Capital Management or by Invesco Capital Management at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.
11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities to the extent required by the 1940 Act, or any rule, regulation, order or Securities and Exchange Commission staff interpretation thereunder.
12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

INVESCO QQQ TRUST, SERIES 1

Attest:

By:		By:
Name:	Adam Henkel	Name:	Brian Hartigan
Title:	Secretary	Title:	President and Principal Executive Officer

INVESCO CAPITAL MANAGEMENT LLC

Attest:

By:		By:
Name:	Adam Henkel	Name:	Brian Hartigan
Title:	Assistant General Counsel and Secretary	Title:	Managing Director and Chief Executive Officer

SCHEDULE A
(as of [____])

As consideration for Invesco Capital Management’s services to the Fund listed below, Invesco Capital Management shall receive from the Fund a unitary fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund’s average daily net assets during the month.

Fund	Annual Percentage of Average Daily Net Assets (%)	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
Invesco QQQ Trust, Series 1	0.18%	[__]	[___]	[__]	[__]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

INVESCO QQQ TRUST, SERIES 1

By:
Name:	Brian Hartigan
Title:	President and Principal Executive Officer

INVESCO CAPITAL MANAGEMENT LLC

By:
Name:	Brian Hartigan
Title:	Managing Director and Chief Executive Officer

APPENDIX H
ETF Board Audit Committee’s pre-approval policies and procedures
Pre-Approval of Audit and Non-Audit Services Policies and Procedures
As Adopted by the Audit Committee of the Invesco ETFs

Applicable to
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.
Delegation
The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
Audit Services
The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.  Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.   The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.   Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.  Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and
3.  Document the substance of its discussion with the Audit Committee.
All Other Auditor Services
The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.
Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.
Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.
Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

APPENDIX I
Comparison of Select Provisions of the Existing Governing Instruments to Select Provisions of the Proposed Amended Governing Instruments
	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments
Powers of Trustee
Section 8.01 GENERAL DEFINITION OF TRUSTEE'S RIGHTS, DUTIES AND RESPONSIBILITIES.
In addition to and notwithstanding the other duties, rights, privileges, and liabilities of the Trustee as otherwise set forth in this Agreement, the duties, rights, privileges, and liabilities of the Trustee are further defined as follows:
(a) All monies deposited with or received by the Trustee hereunder shall be held by it, without interest other than as provided in Section 3.04, as a deposit for the account of the Trust in accordance with the provisions of Section 2.05, until required to be disbursed in accordance with the provisions of this Agreement. Such monies shall be deemed segregated by maintaining such monies in an account for the exclusive benefit of the Trust in accordance with the provisions of Section 2.05.
(b) The Trustee shall not be under any liability for any action taken in good faith reliance on any appraisal, paper, certification, order, list, demand, request, consent, affidavit, notice, opinion, direction, valuation, endorsement, assignment, resolution, draft, or other documents prima facie in proper form and properly executed; provided, however that where a list of authorized officials and their signatures are on file with the Trustee, the Trustee shall be required to compare such manual signatures to the signature on any such documents. (Such requirement shall not apply to "personal identification numbers" or "PINS" or other forms of electronic security devices which function as a proxy for a manual signature.)
(c) The Trustee shall not be under any liability for the disposition of monies, or of any of the Securities, or in respect of any evaluation which it. is required to make under this Agreement or otherwise, except

Section 6.1. General Powers.
The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Agreement.  The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust’s operations and maintain offices both within and outside the State of New York, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust.  With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees.  In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Trustees.  Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a trust.  The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers.  Such powers of the Trustees may be exercised without order of or resort to any court.  Whenever in this Agreement the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class, whether or not specific reference is made to Series or Classes.

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance, or reckless disregard of its duties and obligations hereunder, and the Trustee may construe any of the provisions of this Agreement, insofar as the same may be ambiguous or inconsistent with any other provisions hereof, and any reasonable construction of any such provision hereof by the Trustee in good faith shall be binding upon the parties hereto and all Beneficial Owners.
(d) The Trustee shall not be responsible for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any of the Securities, or for the due execution thereof by any Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Beneficial Owner or the Sponsor, other than as expressly provided for herein.
(e) The Trustee shall not be under any obligation to appear in, prosecute, or defend any action which in its opinion may involve it in expense or liability, unless it shall be furnished with reasonable security and indemnity against such expense or liability. Any pecuniary cost of the Trustee resulting from the Trustee's appearance in, prosecution of, or defense of any such actions shall be deductible from and constitute a lien against and a security interest in the assets of the Trust. Subject to the foregoing, the Trustee shall, in its discretion, undertake such action as it may deem necessary at any and all times to protect the Trust Fund and the rights and interest of all Beneficial Owners pursuant to the terms of this Agreement; provided, however, that the expenses and costs of such actions, undertakings, or proceedings shall be deductible from the assets of the Trust or otherwise reimbursable to the Trustee from, and shall constitute a lien against and a security interest in, the assets of the Trust.
(f) The Trustee may employ agents, attorneys, accountants, auditors, and other professionals and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants, auditors, and

Section 6.2. Certain Specific Powers.
(a)   Investments.  Except as otherwise limited by the terms of this Agreement, the Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof.  In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:
(i)     to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;
(ii)    to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust’s name or in the name of a custodian or a nominee or nominees;
(iii)   to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;
(iv)    to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

other professionals if such agents, attorneys, accountants, auditors, or other professionals shall have been selected by it in good faith. The Trustee shall not be liable in respect of any action taken under this Agreement or the Indenture, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The accounts of the Trust Fund shall be audited, as required by law, by independent certified public accountants designated from time to time by the Trustee, and the report of such accountants shall be furnished by the Trustee to Beneficial Owners via the Depository as described in Section 3.11 in accordance with Section 3.05 and upon request. The fees and expenses charged by such agents, attorneys, accountants, auditors, or other professionals shall constitute an expense of the Trust.
(g) If the evaluation of the Trust Fund as shown by any Trust Fund Evaluation shall be less than the Discretionary Termination Amount, the Trustee shall give notice thereof to the Sponsor, and the Trustee shall, only when so directed in writing by the Sponsor, terminate this Agreement and the applicable Indenture and the Trust Fund created hereby and thereby and liquidate such Trust Fund, all in the manner provided in Section 9.01.
(h) In no event shall the Trustee be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the Income thereon or upon it as Trustee hereunder (other than taxes based upon the income of the Trustee) or upon or in respect of the Trust Fund which it may be required to pay under any present or future law of the United States of America or of any taxing authority having jurisdiction in the premises. For all taxes and charges and for any expenses, including counsel's fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the assets of the Trust Fund and the payment of such amounts shall be secured by a lien against and a security interest in the Trust Fund.

(v)    to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;
(vi)   to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;
(vii)    to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;
(viii)    to lend money or any other Trust Property;
(ix)    to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;
(x)      to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;
(xi)    to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;
(xii)    to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;
(xiii)    to pay calls or subscriptions with respect to any security held in the Trust; and
(xiv)      to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

(i) The Trustee shall not be liable except by reason of (i) its own gross negligence, bad faith, wilful misconduct, or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement or (ii) reckless disregard of its obligations and duties hereunder or under or under the Indenture.
(j) So long as required by Section 26(a)(2)(C) of the Investment Company Act of 1940, or any successor provision, and the rules promulgated thereunder, no payment to the Sponsor or to any affiliated person (as so defined) or agent of the Sponsor shall be allowed as an expense of the Trust except for payment not in excess of such reasonable amounts as the Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee itself and except as the Commission may permit by the Order, including the fees payable under the License Agreement as provided in Section 10.03.
(k) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, bonds or other obligations issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of the Trust Fund or of Nasdaq-100 Shares and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the same rights and powers as if it were not the Trustee hereunder, including, but not limited to making loans or maintaining other banking relationships with any such issuer.
(l) The Trustee is hereby authorized to acknowledge its acceptance of Nasdaq-100 Participant Agreements entered into by the Distributor and Depositors from time to time by executing such Nasdaq-100 Participant Agreements, substantially in the form of Exhibit A hereto. The Trustee shall discharge all of its obligations and perform all of its duties under the Nasdaq- 100 Participant Agreement.

to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.
(b)    Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:
(i)    to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship, and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;
(ii)    to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;
(iii)   to elect and remove such officers as they consider appropriate, including, without limitation, a president and a secretary;
(iv)     to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;
(v)        to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other  Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;
(vi)    to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;
(vii)     to authorize the Trust to guarantee indebtedness or contractual obligations of others;
(viii)     to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;
(ix)        to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;
(x) to change the domicile of the Trust to another jurisdiction or to change the form of the Trust, including but not limited to causing the Trust to convert to a Delaware Statutory Trust through the filing of a certificate of Conversion with the Delaware Secretary of State; and
(xi)        to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Agreement, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

(c)         Unless specifically stated otherwise in this Agreement, the foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.
Section 6.3.   Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.
Section 6.4.   Delegation; Committees.  The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law.  Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.
Section 6.5.   Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to:  collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments;

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

but the Trustees shall have no liability for failing to authorize any of the foregoing.
Section 6.6.  Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Agreement, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements.  The Trustees shall fix the compensation of all officers, employees and Trustees.
Section 6.7.    Manner of Acting.  Except as otherwise provided herein, under applicable law or in the Bylaws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office.  Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Agreement and outside the resolutions of the Trustees.  Except as set forth specifically in this Agreement, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.
Section 6.8.   Bylaws.  The Trustees may adopt Bylaws not inconsistent with this Agreement to provide for the conduct of the business of the Trust and shall have the exclusive power to amend, restate or repeal such Bylaws.
Section  6.9.    Principal Transactions.  The Trustees may authorize the Trust to buy any securities or other assets from, or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof, subject to any limitations imposed by the 1940 Act.
Section 6.10.      Effect of Trustees’ Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Agreement shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

Resignation or Removal of Trustee
Section 8.06  RESIGNATION, DISCHARGE OR REMOVAL OF TRUSTEE; SUCCESSORS.
(a) The Trustee may resign and be discharged of the Trust created by this Agreement and the Indenture by executing an instrument in writing resigning as such Trustee, filing the same with the Sponsor, and mailing a copy of a notice of resignation to all DTC Participants for distribution to Beneficial Owners as provided in Section 3.11 not less than sixty (60) days before the date specified in such instrument when, subject to Section 8.06(c), such resignation is scheduled to take effect. In case at any time the Trustee shall not meet the requirements set forth in Section 8.07 hereof, shall fail to undertake or perform or shall become incapable of undertaking or performing any of the duties which by the terms of this Agreement and the Indenture are required to be undertaken or performed by it, and such failure shall not be cured within fifteen (15) Business Days following receipt of notice of such failure, or the Trustee shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or a trustee or liquidator or any public officer shall take charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then in any such case, the Sponsor may, subject to the requirements of Section 8.06 (b) and (c), remove such Trustee and appoint a successor Trustee by written instrument or instruments delivered to the

Section 5.4.     Resignation, Retirement and Removal.
Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the president or the secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.  The Trustees may adopt policies from time to time relating to the terms of office and or retirement of the Trustees.  Any Trustee who has who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees.  Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective.  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal. Notwithstanding the foregoing, nothing in this paragraph shall be deemed to prohibit a resigning, retiring or removed

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

Trustee so removed and to the successor Trustee. Upon receiving notice of resignation or removal of the Trustee, the Sponsor shall use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications hereinafter provided, by written instrument or instruments delivered to such resigning Trustee and the successor Trustee. Notice of such appointment of a successor Trustee shall be mailed promptly after acceptance of such appointment by the successor Trustee to all DTC Participants for distribution to Beneficial Owners as provided in Section 3.11. Beneficial Owners of 51% of the Nasdaq-100 Shares then outstanding may at any time also remove the Trustee by written instrument or instruments delivered to the Trustee and Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner provided herein. Upon effective resignation hereunder, the resigning Trustee shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such resignation, and the new Trustee shall thereupon undertake and perform all duties and be entitled to all rights and compensation as Trustee under this Agreement. The successor Trustee shall not be under any liability hereunder for occurrences or omissions occurring prior to the execution of such instrument.
(b) In case at any time the Trustee shall be removed or shall resign and no successor Trustee shall have been appointed within sixty (60) days after the date notice of removal has been received by the Trustee or the Trustee has issued its notice of resignation, the Trustee shall terminate this Agreement and the Indenture and liquidate the Trust pursuant to Section 9.01.
(c) Any successor Trustee appointed hereunder shall execute and acknowledge to the Sponsor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor Trustee without any further act, deed, or conveyance shall become vested with all the rights, powers, duties, and obligations of its predecessor hereunder with like effect as if
Trustee from being covered by insurance related to his actions as Trustee, or any indemnification that such Trustee otherwise would be entitled to under Section 10.5 hereof.

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

originally named a Trustee herein and shall be bound by all the terms and conditions of this Agreement and the Indenture. Upon the request of such successor Trustee, the retiring Trustee and the Sponsor shall, upon payment of all amounts due the retiring Trustee, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the retiring Trustee, and the retiring Trustee shall transfer, deliver, and pay over to the successor Trustee all Securities and monies at the time held by it hereunder, if any, together with all necessary instruments of transfer and assignment or other documents properly executed which are necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor Trustee, and the retiring Trustee shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to this Section 8.06 shall become effective only upon such acceptance of appointment by the successor Trustee. The indemnification of such Trustee and any other Trustee Indemnified Party provided for under Section 8.05 hereof shall survive any resignation, discharge, or removal of the Trustee hereunder.
(d) Any bank, trust company, corporation or national banking association into which a Trustee hereunder may be merged or with which it may be consolidated, or any bank, trust company, corporation or national banking association resulting from any merger or consolidation to which such Trustee hereunder shall be a party, or any bank, trust company, corporation or national banking association succeeding to all or substantially all of the business of the Trustee, shall be the successor Trustee under this Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

Indemnification of Trustee	Section 8.05 INDEMNIFICATION OF TRUSTEE.	Section 10.5. Indemnification and Advancement of Expenses.

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates (as such term is defined in the Commission's Regulation S-X) (each a "Trustee Indemnified Party") shall be indemnified from the Trust Fund and held harmless against any loss, liability, or expense incurred without (1) gross negligence, bad faith, wilful misconduct, or wilful malfeasance on the part of such Trustee Indemnified Party arising out of or in connection with the acceptance or administration of this Trust and any actions taken in accordance with the provisions of this Agreement or the Indenture or arising out of the administration of this Agreement or the Indenture or (2) reckless disregard on the part of such Trustee Indemnified Party of its obligations and duties under this Agreement, the Indenture or under applicable law. Such indemnity shall include payment from the Trust Fund of the costs and expenses (including counsel fees) incurred by such Trustee Indemnified Party in defending itself against any claim or liability relating to this Agreement, the Indenture or the Trust Fund, including any loss, liability br expense incurred in acting pursuant to written directions or instructions to the Trustee given by the Sponsor or counsel to the Trust from time to time in accordance with the provisions of this Agreement, or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect the Trust Fund and the rights and interest of all Beneficial Owners pursuant to the terms of this Agreement. Any amounts payable to a Trustee Indemnified Party under this Section 8.05 may be payable in advance or shall be secured by a lien against and a security interest in the Trust Fund.

Subject to the exceptions and limitations contained in this Section 10.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 10.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 10.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As used in this Section 10.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Section 10.6.      Further Indemnification.
Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 11.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Voting Rights
Section 10.04(c)
No Beneficial Owner shall have any right to vote except as provided in Sections 9.01 and 10.01 or in any manner otherwise to control the operation and management of the Trust Fund, or the obligations of the parties hereto. Nothing set forth in this Agreement and the Indenture shall be construed so as to

Section 4.5.  Voting by Shareholders.
(a)   Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

constitute the Beneficial Owners from time to time as partners or members of an association, nor shall any Beneficial Owner ever be liable to any third person by reason of any action taken by the parties to this Agreement and the Indenture, or for any other cause whatsoever.

law or as the Trustees may consider and determine necessary or desirable.
(b)    Each whole Share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders.  Shares may be voted in person or by proxy.  Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Agreement or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.
(c)    On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Termination of the Trust
Section 9.01 PROCEDURE UPON TERMINATION.
(a) If within 90 days from the Initial Date of Deposit, the net worth of the Trust shall have fallen to less than $100,000, the Trustee shall, upon the direction of the Sponsor, terminate the Trust and distribute to each Beneficial Owner such Beneficial Owner's pro rata share of the assets of the Trust. The Sponsor will also have the discretionary right to direct the Trustee to terminate the Trust if at any time after six months following and prior to three years following the Initial Date of Deposit the net asset value of the Trust falls below $150,000,000 or if at any time on or after three years following the Initial Date of Deposit such value is less than

Section 11.1 Termination of Trust or Series.
(a)    Unless terminated as provided herein, the Trust shall continue until the Mandatory Termination date set forth in Section 5 of the Indenture.  The Trust or any Series of the Trust may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of the Trust or such Series as the case may be.
(b)   Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, which may include the establishment of a liquidating trust or

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

$350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year (the "Discretionary Termination Amount"). In such case, the Trustee shall, upon receipt of instruction from the Sponsor, terminate this Agreement, the Indenture and the Trust created hereby and thereby. Any termination pursuant to the preceding sentences shall be at the complete discretion of the Sponsor subject to the terms hereof, and the Sponsor and the Trustee shall not be liable in any way for depreciation or loss occurring as a result of any such termination. The Trustee shall have no power to terminate this Agreement, the Indenture or the Trust because the value of the Trust Fund is below the Discretionary Termination Amount. The Trustee shall terminate this Agreement, the Indenture and the Trust Fund in the event that Nasdaq-100 Shares are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. This Agreement, the Indenture and the Trust Fund may also be terminated upon receipt by the Trustee of written notice of the occurrence of any one or more of the following events: (a) by the agreement of the Beneficial Owners of 66-2/3% of outstanding Nasdaq-100 Shares; (b) if the Depository is unable or unwilling to continue to perform its functions as set forth herein and a suitable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Nasdaq-100 Shares and a suitable replacement is unavailable, or if the Trustee is no longer a participant in NSCC or any successor to NSCC providing clearance services; (d) if Nasdaq ceases publishing the Index; or (e) if the License Agreement is terminated. If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of this Agreement are required to be undertaken or performed, or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any.  Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged. The Trustees shall file or cause to be filed any instruments as may be required to be filed with the State of New York, or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

if the Sponsor resigns pursuant to Section 7.03, the Trustee may, in its discretion, in lieu of appointing a successor Sponsor pursuant to Section 8.01, terminate this Agreement, the Indenture and the Trust and liquidate the Trust pursuant to the provisions hereof. The Trustee shall also terminate this Agreement, the Indenture and the Trust in the event that the Trustee shall be removed or shall resign and no successor Trustee shall have been appointed pursuant to Section 8.06 within sixty (60) days after the date notice of removal has been received by the Trustee or the Trustee has issued its notice of resignation. Notwithstanding the foregoing, this Agreement, the Indenture and the Trust Fund in any event shall terminate by their terms on the Mandatory Termination Date. As soon as practicable after notice of termination of the Trust, the Trustee will distribute to redeemers tendering Nasdaq-100 Shares in Creation Unit size aggregations prior to the termination date the Securities and cash, if any, as provided in Section 5.01 and upon termination of the Trust, the Trustee will sell the Securities held in the Trust as provided below.
(b) If any of the events specified in Section 9.01 hereof shall occur which give the Sponsor the right to terminate this Agreement and the Indenture, the Sponsor shall exercise such right by giving written notice to the Trustee of the event giving rise to the right and the Sponsor's exercise of the right to terminate this Agreement and the Indenture. If (i) any of the events specified in Section 9.01 shall occur which give the Trustee the right to terminate this Agreement and the Indenture, (ii) the Trustee shall receive notice of the occurrence of any of the events specified in Section 9.01 receipt of which gives the Trustee the right to terminate this Agreement and the Indenture, or (iii) any of the events specified in Section 9.01 requiring the Trustee to terminate this Agreement and the Indenture shall occur and the Trust shall be given written notice of such occurrence, then the Trustee shall exercise such right or perform such required act by giving written notice to the Sponsor of the event giving rise to the right or

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

requirement to terminate this Agreement and the Indenture and the Trustee's termination of this Agreement and the Indenture. Promptly after giving or receipt of such notice, the Trustee shall give written notice of termination, specifying (i) the date of termination, (ii) the period during which the assets of the Trust will be liquidated and the date on which Beneficial Owners of Nasdaq-100 Shares (whether in Creation Unit size aggregations or otherwise) will receive in cash the net asset value of the Nasdaq-100 Shares they hold, and (iii) the date determined by the Trustee upon which the books of the Trustee, maintained pursuant to Section 6.01, shall be closed, shall be given by the Trustee to each Beneficial Owner via the Depository at least twenty (20) days prior to termination of the Trust. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor additional Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of Securities delivered upon redemption shall be identical in composition and weighting to the Securities held in the Trust as of such date (rather than the securities portion of the Portfolio Deposit determined in accordance with Section 2.04). Within a reasonable period of time after such termination the Trustee shall, subject to any applicable provisions of law, sell all of the Securities not already distributed to redeemers of Nasdaq-100 Shares in Creation Unit size aggregations, as provided in Section 5.01, if any, in such a manner so as to effectuate orderly sales and a minimal market impact. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with the provisions of this Section 9.01. The Trustee may suspend its sales of the Securities upon the occurrence of unusual or unforeseen circumstances, including, but not limited to, a suspension in trading of a Security, the closing or restriction of trading, the outbreak of hostilities, or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall:

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

(i) pay to itself individually from the Trust Fund an amount equal to the sum of (1) its accrued compensation for its ordinary services, (2) any reimbursement due to it for its extraordinary services, (3) any advances made but not yet repaid and (4) any other services and disbursements as provided herein;
(ii) deduct any and all fees and expenses from the Trust Fund in accordance with the provisions of Section 3.04 hereof; provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful;
(iii) deduct from the Trust Fund any amounts which it, in its sole discretion, shall deem requisite to be set aside as reserves for any applicable taxes or other governmental charges that may be payable out of the Trust Fund;
(iv) transmit to the Depository for distribution each Beneficial Owner's interest in the remaining assets of the Trust; and
(v) disseminate to each Beneficial Owner via the Depository as provided in Section 3.11 a final statement as of the date of the computation of the gross amount distributable to the Beneficial Owners, in substantially the form and manner provided for in Section 3.05 hereof.
(c) Dividends to be received by the Trust on Securities sold in liquidation pursuant to this Section 9.01 shall be aggregated and distributed ratably when all such dividends have been received.
Section 9.02  MONEYS TO BE HELD WITHOUT INTEREST TO BENEFICIAL OWNERS.
The Trustee shall be under no liability with respect to moneys held upon termination, except to hold the same as a deposit without interest for the benefit of the Beneficial Owners

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

Section 9.03  DISSOLUTION OF SPONSOR NOT TO TERMINATE TRUSTThe dissolution of the Sponsor, or its ceasing to exist as a legal entity for any cause, shall not operate to terminate this Agreement and the Indenture insofar as the duties and obligations of the Trustee are concerned unless the Trustee terminates the Trust pursuant to Section 9.01.

Section 10.01  AMENDMENT AND WAIVER
(a) This Agreement and the Indenture may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (2) to change any provision thereof as may be required by the Commission; (3) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a Regulated Investment Company under the Internal Revenue Code; (4) to add or change any provision thereof as may be necessary or advisable in the event that either NSCC or the Depository is unable or unwilling to continue to perform its functions; (5) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes made by Nasdaq in its method of determining the Index; (6) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan; (7) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of Nasdaq-100 Shares within the parameters set forth herein; (8) to change the number of Nasdaq-100 Shares constituting a Creation Unit; and (9) to make changes to the level of net dividends specified in Section 3.04(g) below which dividends will not be paid in a given quarter but will instead be rolled into the next Accumulation Period. This Agreement and the Indenture may also be amended

Section 12.1  Amendments to Agreement and Indenture.
(a)   The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Agreement or the Indenture by making an amendment, an Agreement or Indenture supplemental hereto or an amended and restated Agreement or Indenture, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.
(b)   Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article X with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment or the continuing indemnification provided by Section 6 of the Indenture.
(c)   The Trust’s Certificate of Trust, if any, may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.
(d)   Notwithstanding any of the foregoing provisions of this Article XII, amendments to Article IX of the Agreement, other than amendments of Section 9.5(b)-(c), shall be amended solely in accordance with Section 9.5(a).

Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Nasdaq-100 Shares to add provisions to or change or eliminate any of the provisions of this Agreement and the Indenture or to modify the rights of Beneficial Owners; provided, however, that this Agreement and the Indenture may not be amended without the consent of the Beneficial Owners of all outstanding Nasdaq-100 Shares if such amendment would (x) permit, except in accordance with the terms and conditions of this Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of this Agreement; (y) reduce the interest of any Beneficial Owner in the Trust; or (z) reduce the percentage of Beneficial Owners required to consent to any such amendment.
(b) Promptly after the execution of any such amendment, the Trustee shall receive from the Depository, pursuant to the terms of the Depository Agreement, a list of all OTC Participants holding Nasdaq-100 Shares. The Trustee shall inquire of each such OTC Participant as to the number of Beneficial Owners for whom such OTC Participant holds Nasdaq-100 Shares, and provide each such OTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such OTC Participation to such Beneficial Owners.
(c) It shall not be necessary for the consent of Beneficial Owners under this Section 10.01 or under Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Beneficial Owners shall be subject to such reasonable regulations as the Trustee may prescribe

Section 9.5.  Amendments and Interpretation of Article IX.
(a) With the exception of Section 9.5(b)-(d), this Article IX may not be amended without the consent of the Beneficial Owners of all outstanding shares of the Trust if such amendment would (x) permit, except in accordance with the terms and conditions of this Article IX, the acquisition of any securities other than those acquired in accordance with the terms and conditions of this Article IX; (y) reduce the interest of any Beneficial Owner in the Trust; or (z) reduce the percentage of Beneficial Owners required to consent to any such amendment.
(b) The Provisions of this Article IX are intended to restate, with no material changes, the terms and conditions that apply to the acquisition of Securities by the Trust, which are contained in the Standard Terms and Conditions of Trust, dated as of March 1, 1999, and effective as of March 4, 1999, as amended on April 17, 2001, February 4, 2004, January 1, 2006, November 16, 2012, August 2, 2017, and January 26, 2018 (the “Initial Standard Terms”).  If a provision of Section 9.1 through 9.4 and Section 9.5(a) differs in any material way from the terms and conditions of the Initial Standard Terms related to the acquisition of Securities by the Trust (or this Article IX fails to include such a provision), the applicable terms and conditions that apply to the acquisition of Securities by the Trust as reflected in the Initial Standard Terms shall be deemed to be incorporated into this agreement and shall be deemed to control instead. All provisions of this Agreement shall be construed and applied in a manner consistent with the stated intent of this Section.
(c) It shall not be necessary for the consent of Beneficial Owners under Section 9.5 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Notwithstanding Section 4.5 of this Amended and Restated Standard Terms and Conditions, the manner of obtaining such consents and of evidencing the authorization of the execution thereof by Beneficial Owners shall be subject to such

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments

reasonable regulations as the Trustees may prescribe.
(d) Notwithstanding the provisions of Section 9.5(a), this Article IX may be amended by the Trustees without the consent of any Beneficial Owner (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (2) to change any provision thereof as may be required by the U.S. Securities and Exchange Commission; (3) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a Regulated Investment Company under the Internal Revenue Code; (4) to add or change any provision thereof as may be necessary or advisable in the event that either NSCC or the Depository is unable or unwilling to continue to perform its functions; (5) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes made by Nasdaq in its method of determining the Index; (6) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan; (7) to make changes to the amounts charged in connection with creations and redemptions of shares of the Trust within the parameters set forth herein; (8) to change the number of shares of the Trust constituting a Creation Unit; and (9) to the extent that the method of determining the Index is changed by Nasdaq in a manner that would affect the adjustments provided for in Section 9.3 to conform the adjustments provided for in Section 9.3 to such changes so that the objective of tracking the Index is maintained.

Change of Domicile	N/A
Section 6.2(b)(x)     Additional Powers.
The Trustees shall have the power and authority on behalf of the Trust:
(x) to change the domicile of the Trust to another jurisdiction or to change the form of the Trust, including but not limited to causing the Trust to convert to a Delaware

	Text of Current Governing Instruments	Text of Proposed Amended Governing Instruments
Statutory Trust through the filing of a certificate of Conversion with the Delaware Secretary of State.
Mergers	N/A
Section 11.4     Merger or Consolidation.
Subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the Trustees.  To the extent applicable, and pursuant to and in accordance with §3815(f) of the Delaware Statutory Trust Act, and notwithstanding anything to the contrary contained in this Agreement, an agreement of merger or consolidation so approved by the Trustees in accordance with this Section 11.4 may (a) effect any amendment to the governing instrument of the Trust, except an amendment to Article IX herein; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation. Notwithstanding any provision to the contrary, any surviving entity of a merger or consolidation under this Section 11.4 will include in its governing instrument the provisions of Article IX herein in their entirety.

Invesco

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: [URL]
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Dial toll-free (XXX) XXX-XXXX
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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INVESCO QQQ TRUST, SERIES 1 (the "Trust")

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 24], 2025

THIS PROXY IS SOLICITED ON BEHALF OF INVESCO CAPITAL MANAGEMENT, SPONSOR OF THE TRUST ("Sponsor")

The undersigned shareholder of the Trust hereby appoints [ ], and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders to be held at [3500 Lacey Road, Suite 700, Downers Grove, IL 60515], on [October 24, 2025] at [11:00 a.m. Central Time], and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Trust which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of this matter, including instructions related to the meeting attendance.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED BUT NO CHOICE IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSALS, AS RECOMMENDED BY THE SPONSOR, AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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The Proxy Statement for this Meeting is available at https://[URL]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Sponsor of the Trust recommends that you cast your vote "FOR" each proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Please detach at perforation before mailing.

		FOR ALL	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT*
2.	To approve the election of nine (9) trustees to serve on the Board of Trustees of the Trust following the amendment of the Governing Instruments (Proposal 1) replacing the existing Trustee (a bank) with a slate of individual trustees.	☐	☐	☐

(1) Ronn R. Bagge
(2) Todd J. Barre
(3) Brian Hartigan
(4) Victoria J. Herget
(5) Marc M. Kole
(6) Yung Bong Lim
(7) Joanne Pace
(8) Gary R. Wicker
(9) Donald H. Wilson

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.**

____

Do you have questions? If you have any questions about how to vote your proxy card or about the Meeting in general, please call toll-free (XXX) XXX-XXXX. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Time.

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